-------------------

JUNE 30, 2001
-------------------



                                     Annual
                                     REPORT




                                        CITIZENS CORE GROWTH FUND(SM)

                                        CITIZENS EMERGING GROWTH FUND(SM)

                                        CITIZENS SMALL CAP CORE
                                        GROWTH FUND(SM)

                                        CITIZENS GLOBAL EQUITY FUND(R)

                                        CITIZENS INTERNATIONAL
                                        GROWTH FUND(SM)

                                        CITIZENS INCOME FUND(R)

                                        CITIZENS MONEY MARKET FUND(SM)





                                                             [logo] CITIZENS
                                                                    FUNDS(R)

DEAR SHAREHOLDER:

By now, it's not news that the past 12 months have
been difficult ones for investors, particularly for
stock investors -- a category that includes most of           [photo of JOHN L.
our shareholders. Not only has net performance for             SHIELDS omitted]
this period been negative for most categories of stock,
but markets have also seen a fair amount of volatility
and confusion as investor expectations                       JOHN L. SHIELDS
see-sawed between positive and negative.                     President

Economic indicators remained mixed over most of the period, and so far there has been little agreement among economists and market analysts as to whether the worst is over or is yet to come. All the same, while few financial sages see an immediate return to the heady days of the bull market, few are issuing dire predictions. Cautious optimism appears to be the current consensus. Going into the second half of 2001, we at Citizens hold this view as well.

TECH STOCKS: LEADING THE WAY UP, AND ALSO THE WAY DOWN.

By far the most volatile sector of the report period was technology. As represented by the Nasdaq 100 Index, this sector fell a stunning 51%. The S&P 500 Index dropped 15% for the period, a substantial decline, although modest by comparison.

In most market segments, the bulk of the downturn occurred in the second half of 2000, as numerous companies warned of earnings shortfalls and other evidence of a genuine economic slowdown percolated through the markets. During this six-month period, the S&P 500 Index fell 9%, the Nasdaq 100 Index dropped 38%, the Russell MidCap Growth Index was down 21% and the Russell 2000 Growth Index declined 23%. European markets were also negative, with the MSCI Europe Index down 5% over the same six months (and down 22% for the report period).

The first half of 2001 saw a series of positive and negative trends in most segments of the stock market. Some of the upward trends were impressive in themselves, but overall they were not enough to erase earlier declines. For instance, the Nasdaq 100 Index rose 16% during the second quarter of 2001, but was still down 22% since the beginning of the year (and down 51% for the report period, as noted above). Large-cap stocks in general, a broader category, exhibited less extreme ups and downs, but demonstrated a similar pattern.

                        IN THIS REPORT



                         4  Citizens Core Growth Fund

                        18  Citizens Emerging
                            Growth Fund

                        28  Citizens Small Cap Core
                            Growth Fund

                        38  Citizens Global Equity Fund

                        50  Citizens International
                            Growth Fund

                        60  Citizens Income Fund

                        70  Citizens Money Market Fund

                        79  Financial Notes

UNUSUAL CONDITIONS IN TREASURY BOND MARKETS HINDERED THE
PERFORMANCE OF CORPORATE BONDS.

In late 2000, the budget surplus caused the U.S. Treasury to issue fewer securities, reducing the supply of treasuries and driving up their price. Corporate bond prices did not rise, largely because investors worried that a slowing U.S. economy could hurt corporate credit quality. Prices of corporate bonds did rise somewhat in the first half of 2001, and their yields moved somewhat closer to those of treasuries. This was a response to the Federal Reserve Board (Fed), which, in a major reversal of its actions during 2000, cut interest rates six times during the first half of 2001, hoping to engineer a soft landing for the economy.

A STRONGER ECONOMY ON THE HORIZON?

As of mid-2001, the economy's mixed signals seemed to be turning positive. Consumer confidence has been rising slowly, and unemployment, while rising as well, is still relatively low. The economy's growth rate is just 1.2%, but the full effect of the Fed's rate cuts won't be felt until the second half of the year. We expect continued volatility for stocks, but see the potential for overall modest gains.

WE VALUE YOUR TRUST.

At Citizens Funds, we have long noted that investing is a long-term proposition. That's especially true in challenging times. We believe today's investment environment still offers opportunities for long-term performance, and we believe our approach will continue to add value in the future. As we look ahead, we are keenly aware of the confidence you have placed in us, and I assure you that we'll continue to do our utmost to deserve it.

My best,



/s/John L. Shields
   ---------------
   John L. Shields
   President

--------------------------------------------------------------------------------
                                    -----------
                           CITIZENS CORE GROWTH FUND
                                    -----------

                           SHARE CLASS TICKER SYMBOLS:
                           Standard        Institutional   Administrative
--------------------------------------------------------------------------------
                           WAIDX           WINIX           CGADX

[photo of Sophia
 Collier omitted]

SOPHIA COLLIER
Team leader of the Citizens Core Growth Fund since its inception, March 1995.

GOAL: Long-term capital appreciation.

STRATEGY: Invests mainly in the securities in the Citizens Index,(SM) a market-weighted index of approximately 300 companies.

INCEPTION DATES:

Standard Shares
03/03/95

Institutional Shares
01/25/96

Administrative Shares
02/04/00

              AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2001

                                                                     Since
                             YTD         1 Year        5 Years    Inception
------------------------------------------------------------------------------
STANDARD SHARES           -10.45        -28.42         14.52        16.72

INSTITUTIONAL SHARES      -10.17        -27.98         15.34        16.07

ADMINISTRATIVE SHARES     -10.27        -28.11           N/A       -19.96


MANAGER COMMENTARY

The worst appears to be over in the large-cap growth sector and it is heartening to note that even with the severe corrections of 2000 behind us, the fund's five-year record at June 30, 2001, has still outpaced the S&P 500 Index, even if by a small amount (15% for the Citizens Core Growth Fund, Standard shares, versus 14% for the S&P 500 Index). This fact should be comforting to Citizens Core Growth shareholders because it vindicates our essential strategy of maintaining long-term holdings in a diverse group of financially strong companies with high growth potential -- even in light of our one-year performance for Standard shares at -28% compared to the S&P 500 Index's -15%.

While we continue to have great confidence in our fundamental approach, last year's declines yielded some key lessons for us and in response we have made some enhancements in the way we construct the Citizens Index. For example, we have taken steps to make sure that no single company or sector becomes an excessively large portion of the index and the portfolio. I believe this is a sound policy that will reduce volatility in the future.

The other change is in our research process. We have determined that we needed to invest more resources in both fundamental and social research. We need to be more effective at identifying the early warning signs that a company may be experiencing problems. Towards this goal we already have hired additional analysts and combined the social and financial research staffs into a single integrated department. We believe that using a single department to take a 360 degree look at each company will give us the best view possible. We call this "fundamental social research" and believe it will be a key success driver in the years ahead.

During the year ended June 30, 2001, the worst-performing industries were semiconductors, computer networking and computer hardware, with companies like Cisco Systems, Inc., Intel Corp. and Sun Microsystems, Inc., down significantly.

On the positive side, the fund was able to benefit from overweighting the financial sector versus the S&P 500 Index. The best performing industries in this sector were diversified financials, thrifts, consumer finance and major regional banks. The financial sector also contained our best performing companies, which included Fannie

PERFORMANCE OVER TIME
as of June 30, 2001

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the indices shown.

STANDARD SHARES
[graphic omitted]

   CITIZENS CORE GROWTH FUND     CITIZENS INDEX(SM)         S&P 500 INDEX
       3/3/95     10,000         3/3/95       10,000      3/3/95      10,000
      6/30/95     10,940        6/30/95       11,469     6/30/95      11,318
      6/30/96     13,501        6/30/96       14,477     6/30/96      14,260
      6/30/97     18,345        6/30/97       20,079     6/30/97      19,209
      6/30/98     25,041        6/30/98       27,823     6/30/98      25,012
      6/30/99     32,949        6/30/99       37,227     6/30/99      30,705
      6/30/00     37,173        6/30/00       42,625     6/30/00      32,949
      6/30/01     26,609        6/30/01       31,180     6/30/01      28,063

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. When you sell your fund shares, they may be worth less or more than what you paid for them.

CITIZENS CORE GROWTH FUND
MANAGER COMMENTARY, CONTINUED

Mae, Bank One Corp. and Household International, Inc. Financial services companies may continue to be the major beneficiaries of the Federal Reserve's
(Fed) aggressive lowering of interest rates. One move we made during the report period was to remove (from both the Citizens Index and the fund) several companies that showed deteriorating fundamentals, such as BroadVision, Inc., and Redback Networks, Inc. BroadVision had been struggling with declining demand for Internet related software as dot-coms retrenched or failed. Similarly, Redback has suffered from extreme overcapacity in the network equipment sector. On the other hand, we have been adding companies like Tenet Healthcare Corp. and Quest Diagnostics, Inc., which we believe have better prospects in this economic environment.

Health care companies have been favored by investors because of their earnings growth prospects and favorable demographic trends and because they are perceived by the market as more defensive. Given high market volatility, we became more sensitive to the weightings we assign to our biggest positions in the Citizens Index and reduced our concentration in the top holdings. Our positions in Microsoft Corp., Pfizer, Inc., Citigroup, Inc., AOL Time Warner, Inc. and Intel are now more in line with the weightings of these stocks in the S&P 500 Index.

Looking ahead, we expect that the positive effects of the Fed's assertive lowering of interest rates during 2001 will eventually be felt in most industries and will coincide with the progressive completion of excess inventory adjustments, gradually pointing to stronger economic growth. In fact, it appears that analysts' earnings revisions could be bottoming out and might begin to show improvement from deeply negative levels.

CITIZENS CORE GROWTH FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ x 1,000)

SECURITY                               SHARES          VALUE ($)
---------------------------------------------------------------

COMMON STOCKS - 95.6%

AIR FREIGHT - 0.3%
FedEx Corp.(b)                          41,060            1,651

AIRLINES - 0.3%
Southwest Airlines Co.                 103,805            1,919

AUTO PARTS & EQUIPMENT - 0.2%
Johnson Controls, Inc.                  12,000              870
Snap-On, Inc.                            7,700              186
                                                        -------
                                                          1,056

BANKS - 4.3%
Bank of New York Co., Inc.             101,800            4,886
Comerica, Inc.                          24,050            1,385
Fifth Third Bancorp                     78,250            4,699
Mellon Financial Corp.                  67,000            3,082
State Street Corp.                      44,200            2,187
Suntrust Banks, Inc.                    40,300            2,611
U.S. Bancorp                           265,000            6,040
Zions Bancorp                           12,000              708
                                                        -------
                                                         25,598

BIOTECHNOLOGY - 1.3%
Biogen, Inc.                            20,700            1,125
Celgene Corp.                           10,000              289
Chiron Corp.(b)                         26,300            1,341
Genzyme Corp.(b)                        26,000            1,586
Human Genome
  Sciences, Inc.(b)                     16,000              964
ImClone Systems, Inc.(b)                 9,000              475
Incyte Genomics, Inc.(b)                 8,000              196
MedImmune, Inc.(b)                      29,000            1,369
Protein Design Labs, Inc.(b)             6,000              521
                                                        -------
                                                          7,866

BROADCASTING - 3.0%
American Tower Corp.(b)                 24,300              502
Clear Channel
  Communications, Inc.(b)               80,138            5,025
Comcast Corp.(b)                       129,700            5,629
Cox Communications, Inc.(b)             78,900            3,495
Crown Castle
  International Corp.(b)                28,450              467
Hispanic Broadcasting Corp.(b)          14,000              402
UnitedGlobalCom, Inc.(b)                11,000               95
Univision
  Communications, Inc.(b)               28,200            1,206
USA Networks, Inc.(b)                   40,000            1,128
                                                        -------
                                                         17,949

BUILDING MATERIALS - 0.3%
Masco Corp.(b)                          61,400            1,533

CHEMICALS - 0.6%
Air Products & Chemical, Inc.           31,500            1,440
Engelhard Corp.                         16,550              427
OM Group, Inc.                           3,000              169
Praxair, Inc.                           21,400            1,006
Sigma-Aldrich Corp.                     10,500              406
                                                        -------
                                                          3,448

COMMUNICATIONS EQUIPMENT - 4.0%
ADC Telecommunications,
  Inc.(b)                              103,600              684
Cisco Systems, Inc.(b)               1,000,900           18,216
Corning, Inc.                          120,000            2,005
Corvis Corp.(b)                         45,000              198
Oplink
  Communications, Inc.(b)               19,000               71
Polycom, Inc.(b)                        11,000              254
Scientific-Atlanta, Inc.                22,000              893
Sycamore Networks, Inc.(b)              36,000              336
Tekelec(b)                               8,000              217
Tellabs, Inc.(b)                        56,600            1,091
                                                        -------
                                                         23,965

COMPUTERS - 11.1%
Actuate Corp.(b)                         7,000               67
Cadence Design
  Systems, Inc.(b)                      32,300              602
Citrix Systems, Inc.(b)                 25,000              873
Compaq Computer Corp.                  232,885            3,607
Computer Associates
  International, Inc.                   79,212            2,852
Dell Computer Corp.(b)                 356,100            9,312
Handspring, Inc.(b)                     17,000              131
Hewlett-Packard Co.                    266,000            7,608
Lexmark International
  Group, Inc.(b)                        17,300            1,163
Macromedia, Inc.(b)                      8,000              144
McDATA Corp.(b)                          4,000               87
Mentor Graphics Corp.(b)                 9,000              158
Microsoft Corp.(b)                     422,800           30,863
National Instruments Corp.(b)            7,000              227
Network Associates, Inc.(b)             18,274              228
Rational Software Corp.(b)              27,000              757
RSA Security, Inc.(b)                    7,500              232
Sun Microsystems, Inc.(b)              449,000            7,058
Synopsys, Inc.(b)                        8,400              406
Wind River Systems, Inc.(b)             10,000              175
                                                        -------
                                                         66,550

                              See Financial Notes                              7

CITIZENS CORE GROWTH FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ x 1,000)

SECURITY                               SHARES          VALUE ($)
----------------------------------------------------------------

CONSUMER FINANCE - 2.3%
AmeriCredit Corp.(b)                    11,000              571
Capital One Financial Corp.             27,000            1,620
Countrywide Credit
  Industries, Inc.                      15,100              693
Household International, Inc.           64,800            4,323
MBNA Corp.                             117,312            3,865
The PMI Group, Inc.                      6,000              436
Providian Financial Corp.               39,000            2,309
                                                        -------
                                                         13,817

CONSUMER NON-DURABLES - 0.0%
Tootsie Roll Industries                  6,548              252

DISTRIBUTION - 0.6%
Arrow Electronics, Inc.(b)              13,000              316
Avnet, Inc.                             12,200              274
Ingram Micro, Inc.(b)                   10,000              145
SUPERVALU, Inc.                         17,300              304
Sysco Corp.                             93,200            2,529
                                                        -------
                                                          3,568

ELECTRICAL EQUIPMENT - 1.1%
American Power
  Conversion Corp.(b)                   25,700              405
AVX Corp.                               23,000              483
Axcelis Technologies, Inc.(b)           13,000              192
Molex, Inc.                             26,450              966
Power-One, Inc.(b)                      10,000              166
Sanmina Corp.(b)                        41,000              960
SCI Systems, Inc.(b)                    19,000              485
Solectron Corp.(b)                      88,600            1,622
SPX Corp.(b)                             4,397              550
Symbol Technologies, Inc.               29,312              651
Thomas & Betts Corp.                     7,700              170
                                                        -------
                                                          6,650

ELECTRONICS - 9.1%
Advanced Micro
  Devices, Inc.(b)                      41,800            1,207
Agilent Technologies, Inc.(b)           62,582            2,034
Amkor Technology, Inc.(b)               20,000              442
Analog Devices, Inc.(b)                 50,000            2,163
Applied Materials, Inc.(b)             111,000            5,450
Atmel Corp.(b)                          62,000              836
Avanex Corp.(b)                          9,000               87
Cirrus Logic, Inc.(b)                   10,000              230
Fairchild Semiconductor
  International, Inc.(b)                11,000              253
Integrated Circuit
  Systems, Inc.(b)                       9,000              173
Integrated Device
  Technology, Inc.(b)                   14,000              444
Intel Corp.                            638,200           18,668
International Rectifier Corp.(b)         8,000              273
Jabil Circuit, Inc.(b)                  25,000              772
KLA-Tencor Corp.(b)                     25,400            1,485
Linear Technology Corp.                 44,000            1,946
LSI Logic Corp.(b)                      42,600              801
Microchip Technology, Inc.(b)           17,000              568
Micron Technology, Inc.(b)              81,200            3,337
National
  Semiconductor Corp.(b)                23,000              670
Novellus Systems, Inc.(b)               19,000            1,079
PerkinElmer, Inc.                       14,000              385
Qlogic Corp.(b)                         12,000              773
Rambus, Inc.(b)                         13,000              160
Sandisk Corp.(b)                         9,000              251
Tektronix, Inc.(b)                      12,500              339
Teradyne, Inc.(b)                       23,000              761
Texas Instruments, Inc.                238,900            7,526
Transwitch Corp.(b)                     11,000              121
TriQuint Semiconductor, Inc.(b)         10,000              225
Vitesse Semiconductor Corp.(b)          25,000              526
Waters Corp.(b)                         17,000              469
                                                        -------
                                                         54,454

ENERGY & UTILITIES - 2.7%
AES Corp.(b)                            73,400            3,160
Calpine Corp.(b)                        41,000            1,550
Dynegy, Inc.                            44,000            2,046
El Paso Corp.                           68,600            3,603
Idacorp, Inc.                            4,500              157
Kinder Morgan, Inc.                     16,000              804
Mirant Corp.(b)                         47,000            1,617
Reliant Energy, Inc.                    41,000            1,321
Vulcan Power Co., Class A(b),(c)        40,000                0
The Williams Cos., Inc.                 67,000            2,208
                                                        -------
                                                         16,466

ENTERTAINMENT - 5.9%
AOL Time Warner, Inc.(b)               435,350           23,073
Viacom, Inc.(b)                        240,424           12,442
                                                        -------
                                                         35,515

8                              See Financial Notes

SECURITY                               SHARES          VALUE ($)
----------------------------------------------------------------

FINANCIAL - DIVERSIFIED - 7.6%
Ambac Financial Group, Inc.             14,000              815
American Express Co.                   182,700            7,089
Citigroup, Inc.                        458,000           24,201
Fannie Mae                             138,700           11,810
USA Education, Inc.                     23,000            1,679
                                                        -------
                                                         45,594

FOODS - 2.2%
Hershey Foods Corp.                     18,700            1,154
Kellogg Co.                             56,200            1,630
McCormick & Co., Inc.                    9,550              401
PepsiCo, Inc.                          189,000            8,354
William Wrigley Jr. Co.                 30,200            1,415
                                                        -------
                                                         12,954

HARDWARE & Tools - 0.1%
The Stanley Works                       11,400              477

HEALTH CARE - 10.1%
Albany Molecular
  Research, Inc.(b)                      4,000              152
AmeriSource Health
  Corp. - Class A(b)                     7,000              387
Apogent Technologies, Inc.(b)           14,000              344
Bergen Brunswig Corp.                   18,000              346
Biomet, Inc.                            23,650            1,137
Cardinal Health, Inc.                   58,500            4,037
Express Scripts, Inc.(b)                10,000              550
Guidant Corp.(b)                        42,300            1,523
Immunex Corp.(b)                        75,000            1,331
Invacare Corp.                           4,100              158
Johnson & Johnson, Inc.                 31,948            1,597
King Pharmaceuticals, Inc.(b)           23,000            1,236
Medtronic, Inc.                        165,338            7,607
Mylan Laboratories, Inc.                16,200              456
Pfizer, Inc.                           595,000           23,830
Quest Diagnostics, Inc.(b)              12,000              898
Schering-Plough Corp.                  201,500            7,302
St. Jude Medical, Inc.(b)               11,500              690
Tenet Healthcare Corp.(b)               44,000            2,270
Trigon Healthcare, Inc.(b)               4,500              292
UnitedHealth Group, Inc.                44,000            2,717
Watson
  Pharmaceuticals, Inc.(b)              14,100              869
WellPoint Health
  Networks, Inc.(b)                      8,900              839
                                                        -------
                                                         60,568

HOME BUILDING - 0.1%
Centex Corp.                             8,100              330
Clayton Homes, Inc.                     18,000              283
Pulte Corp.                              5,300              226
                                                        -------
                                                            839

HOUSEHOLD FURNITURE & APPLIANCES - 0.1%
Whirlpool Corp.                          9,000              563

HOUSEWARES - 0.2%
Newell Rubbermaid, Inc.                 37,056              930

INSURANCE - 1.7%
American General Corp.                  68,972            3,204
Fidelity National
  Financial Corp.                       10,000              246
Marsh & McLennan Cos., Inc.             38,000            3,838
MBIA, Inc.                              20,400            1,136
Radian Group, Inc.                      12,000              485
UnumProvident Corp.                     32,100            1,031
                                                        -------
                                                          9,940

INVESTMENT BANKING & BROKERAGE - 0.7%
The Goldman Sachs
  Group, Inc.                           18,000            1,544
Knight Trading Group, Inc.(b)           16,000              171
Lehman Brothers
Holdings, Inc.                          34,000            2,644
                                                        -------
                                                          4,359

LEISURE - 0.4%
Callaway Golf Co.                        9,800              155
Harley-Davidson, Inc.                   41,800            1,968
                                                        -------
                                                          2,123

MACHINERY - 0.2%
Deere & Co.                             31,800            1,203
Tecumseh Products Co.                    3,000              149
                                                        -------
                                                          1,352

MANUFACTURING - 0.9%
Avery Dennison Corp.                    14,600              745
Danaher Corp.                           19,000            1,064
Illinois Tool Works                     42,000            2,660
Millipore Corp.                          5,700              353
National Service
   Industries, Inc.                      5,200              117
Sealed Air Corp.(b)                     11,500              428
                                                        -------
                                                          5,367

                                 See Financial Notes                          9

CITIZENS CORE GROWTH FUND
PORTFOLIO HOLDINGS-- AS OF JUNE 30, 2001 ($ x 1,000)

SECURITY                                   SHARES       VALUE ($)
----------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES - 0.3%
Herman Miller, Inc.                        10,200           247
Pitney Bowes, Inc.                         35,000         1,474
                                                        -------
                                                          1,721
PERSONAL CARE - 0.2%
Avon Products, Inc.                        31,900         1,476

PUBLISHING - 0.7%
Dow Jones & Co., Inc.                      11,400           681
McGraw-Hill Cos., Inc.                     27,000         1,785
New York Times Co.                         21,400           899
Washington Post Co.                         1,400           804
                                                        -------
                                                          4,169

REAL ESTATE INVESTMENT & MANAGEMENT - 0.3%
Equity Office Properties Trust             40,000         1,265
The Rouse Co.                               8,800           252
                                                        -------
                                                          1,517
RESTAURANTS - 0.3%
Brinker International, Inc.(b)             13,000           336
Starbucks Corp.(b)                         50,800         1,168
                                                        -------
                                                          1,504
RETAIL - 9.0%
Abercrombie & Fitch Co.(b)                 13,000           579
AutoZone, Inc.(b)                          15,000           563
Bed Bath & Beyond, Inc.(b)                 38,000         1,140
Best Buy & Co., Inc.(b)                    28,300         1,798
Costco Wholesale Corp.(b)                  61,400         2,522
CVS Corp.                                  53,600         2,069
Dollar General Corp.                       45,596           889
Family Dollar Stores, Inc.                 23,000           589
The Gap, Inc.                             117,237         3,400
Home Depot, Inc.                          319,100        14,853
Intimate Brands, Inc.                      65,000           980
Jones Apparel Group, Inc.(b)               16,000           691
Kohl's Corp.(b)                            46,000         2,886
Kroger Co.(b)                             112,500         2,813
Liz Claiborne, Inc.                         7,200           363
Lowe's Cos., Inc.                          52,400         3,802
May Department Stores Co.                  41,050         1,406
Nordstrom, Inc.                            18,000           334
RadioShack Corp.                           24,400           744
Safeway, Inc.(b)                           69,000         3,312
Staples, Inc.(b)                           60,500           967
Talbots, Inc.                               8,000           350
Tiffany & Co.                              19,000           688
The TJX Cos., Inc.                         38,100         1,214
Walgreen Co.                              139,900         4,778
                                                        -------
                                                         53,730
SAVINGS & LOAN COMPANIES - 1.1%
Charter One Financial, Inc.                27,633           881
Golden West Financial Corp.                21,200         1,362
Washington Mutual, Inc.                   120,651         4,531
                                                        -------
                                                          6,774
SERVICES - 2.4%
Apollo Group, Inc.(b)                      15,500           658
Cendant Corp.(b)                          105,543         2,058
Convergys Corp.(b)                         23,000           696
CSG Systems
  International, Inc.(b)                    7,000           397
DeVry, Inc.(b)                              9,700           350
DST Systems, Inc.(b)                       17,000           896
First Data Corp.                           54,000         3,470
H & R Block, Inc.                          11,900           768
IMS Health, Inc.                           40,800         1,163
Investors Financial
  Services Corp.                            4,000           268
Omnicom Group, Inc.                        24,000         2,064
Robert Half
  International, Inc.(b)                   24,000           597
Sapient Corp.(b)                           16,000           156
Total System Services, Inc.                26,000           738
Viad Corp.                                 12,600           333
                                                        -------
                                                         14,612
TELECOMMUNICATIONS - 9.8%
Alltel Corp.                               43,000         2,634
BellSouth Corp.                           257,600        10,374
Qwest Communications
  International, Inc.                     227,900         7,263
SBC Communications, Inc.                  466,264        18,679
Verizon
  Communications, Inc.                    371,900        19,896
                                                        -------
                                                         58,846
WATER UTILITIES - 0.1%
American Water Works, Inc.                 13,400           442
                                                        =======
TOTAL COMMON STOCKS                                     572,114
Cost: $456,142

10                         See Financial Notes

SECURITY                                SHARES          VALUE ($)
---------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - 0.0%

ENERGY & UTILITIES - 0.0%
Energia Global
   International Ltd.(b,c)              71,429              204
Cost: $250


SECURITY                              PRINCIPAL
  RATE, MATURITY DATE                 AMOUNT ($)        VALUE ($)
---------------------------------------------------------------

REPURCHASE AGREEMENTS - 4.4%

Fifth Third Bank, Inc.,
  3.94%, 07/02/01
  (collateralized by Federal
  Home Loan Mortgage
  Corporation security)                 26,108           26,108
Cost: $26,108
                                                       --------
TOTAL INVESTMENTS - 100.0%                              598,426
Cost: $482,500(a)

OTHER ASSETS IN EXCESS OF
LIABILITIES - 0.0%                                          229
                                                       ========
NET ASSETS - 100.0%                                    $598,655
                                                       ========

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $8,347. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
    Unrealized appreciation      $ 157,693
    Unrealized depreciation        (50,113)
    ----------------------------------------------------------------------------
    Net unrealized appreciation  $ 107,580

(b) Non-income producing security.

(c) On June 30, 2001, the fund owned the following restricted securities constituting 0.03% of net assets which may not be publicly sold without registration under the Securities Act of 1933. These securities are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Trust's Board of Trustees. Additional information on the securities is as follows:

    DESCRIPTION                            ACQUISITION DATE    COST       VALUE
    ---------------------------------------------------------------------------
    Energia Global International Limited,
    Series A Conv. Pfd.                    March 3, 1995       $ 250      $ 204
    Vulcan Power Company, Class A          March 3, 1995         300          0

                                See Financial Notes                           11

CITIZENS CORE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES -- AS OF JUNE 30, 2001


ASSETS
--------------------------------------------------------------------------------

  Investments, at value (cost $482,499,602)                       $ 598,426,482

  Receivables:
    Interest and dividends                                              219,822
    Investments sold                                                    859,976
  Prepaid expenses                                                        4,761
                                                                  -------------
  Total assets                                                      599,511,041

LIABILITIES
--------------------------------------------------------------------------------

  PAYABLES:
    Investment management fees                                           63,069
    Administrative fees                                                  26,925
    Shareholder service fees                                             42,766
    Distribution expenses                                                48,336
    Other accrued expenses                                              674,989
                                                                  -------------
  Total liabilities                                                     856,085
                                                                  -------------

NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)                 $ 598,654,956
                                                                  =============

NET ASSETS
-------------------------------------------------------------------------------

Standard Shares:
  Net assets                                                      $ 472,779,407
  Number of shares outstanding                                       21,372,551
  Net asset value, offering and redemption price per share        $       22.12

Institutional Shares:
  Net assets                                                      $ 123,911,651
  Number of shares outstanding                                        6,905,550
  Net asset value, offering and redemption price per share        $       17.94

Administrative Shares:
  Net assets                                                      $   1,963,898
  Number of shares outstanding                                           88,183
  Net asset value, offering and redemption price per share        $       22.27

Net assets consist of:
  Paid-in capital                                                 $ 534,057,421
  Dividends in excess of accumulated realized gains/losses          (51,329,345)
  Net unrealized appreciation on investments                        115,926,880
                                                                  -------------

NET ASSETS                                                        $ 598,654,956
                                                                  =============


12                           See Financial Notes

CITIZENS CORE GROWTH FUND
STATEMENT OF OPERATIONS-- FOR THE YEAR ENDED JUNE 30, 2001


INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                       $      308,207
  Dividend                                                            4,945,412
                                                                 ---------------
  Total investment income                                             5,253,619

EXPENSES
-------------------------------------------------------------------------------
  Investment management fees                                          3,663,436
  Administrative fees                                                   738,537
  Distribution expenses:
    Standard shares                                                   1,446,633
    Administrative shares                                                 1,688
  Shareholder service fees:
    Standard shares                                                   1,631,218
    Institutional shares                                                  1,361
    Administrative shares                                                 2,627
  Transfer agent fees:
    Standard shares                                                   1,010,680
    Institutional shares                                                 31,463
    Administrative shares                                                28,600
  Custody and accounting fees                                           275,811
  Other expenses                                                        594,752
                                                                 ---------------
  Total expenses before reimbursements and credits                    9,426,806
  Reimbursements                                                       (616,931)
  Custody and transfer agent credits                                     (4,786)
                                                                 ---------------
  Net expenses                                                        8,805,089
NET INVESTMENT LOSS                                              $   (3,551,470)
                                                                 ---------------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS
-------------------------------------------------------------------------------
  Realized losses on investments                                 $  (43,193,436)
  Change in unrealized appreciation/depreciation
  on investments                                                   (202,298,670)
                                                                 ---------------
  Net realized and unrealized losses on investments              $ (245,492,106)

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $ (249,043,576)
                                                                 ===============

                         See Financial Notes                                  13

CITIZENS CORE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                         FOR THE YEAR ENDED   FOR THE YEAR ENDED
OPERATIONS                                         06/30/01             06/30/01
-------------------------------------------------------------------------------
  Net investment loss                      $  (3,551,470)       $   (4,786,285)
  Realized gains/losses on investments       (43,193,436)           38,733,699
  Change in unrealized
    appreciation/depreciation
    on investments                          (202,298,670)           59,863,245
                                          -------------------------------------
  Net increase/decrease in net assets
    from operations                         (249,043,576)           93,810,659

DIVIDENDS TO SHAREHOLDERS
-------------------------------------------------------------------------------
  From net realized gains on investments:
    Standard shares                          (27,433,879)          (35,305,535)
    Institutional shares                      (9,102,536)           (8,385,302)
    Administrative shares                        (13,878)                   --
                                          -------------------------------------
  Total dividends                            (36,550,293)          (43,690,837)

Increase in net assets from
  capital transactions                         4,050,169           153,088,155

CHANGE IN NET ASSETS                       $(281,543,700)       $  203,207,977
                                          =====================================

NET ASSETS
-------------------------------------------------------------------------------
  Beginning of period                        880,198,656           676,990,679
                                          -------------------------------------
  End of period                            $ 598,654,956        $  880,198,656
                                          =====================================

14                           See Financial Notes

CITIZENS CORE GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                    FOR THE YEARS ENDED
STANDARD SHARES                06/30/01      06/30/00      06/30/99      06/30/98      06/30/97
------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $32.59        $30.52        $23.46        $18.04        $13.41

Income/loss from
investment operations:

  Net investment loss             (0.16)        (0.22)        (0.15)        (0.07)           --

  Net realized and
    unrealized gains/losses
    from investments              (9.01)         4.08          7.52          6.44          4.78
                               -----------------------------------------------------------------
Total from
investment operations             (9.17)         3.86          7.37          6.37          4.78

Less dividends to shareholders:

  From net investment income         --            --            --            --         (0.06)

  From net realized gains         (1.30)        (1.79)        (0.31)        (0.95)        (0.09)
                               -----------------------------------------------------------------
Total dividends                   (1.30)        (1.79)        (0.31)        (0.95)        (0.15)
                               -----------------------------------------------------------------
Net asset value,
end of period                    $22.12        $32.59        $30.52        $23.46        $18.04
                               =================================================================
Total Return (%)                 (28.42)        12.82         31.58         36.50         35.88


RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                  $472,779      $699,399      $578,286      $341,395      $211,116
Ratio of expenses to average
  net assets (%)                   1.34          1.49          1.58          1.59          1.59
Ratio of net investment
  income/loss to average         (0.62)        (0.75)        (0.68)        (0.39)         0.02
  net assets (%)
Ratio of expenses to average
  net assets(1) (%)                1.42          1.52          1.58          1.59          1.59
Portfolio turnover rate (%)       44.95         20.04         18.04         13.64         18.64


(1) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.


                         See Financial Notes                                  15

                                                    FOR THE YEARS ENDED
STANDARD SHARES                06/30/01      06/30/00      06/30/99      06/30/98      06/30/97
------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------
Net asset value,
beginning of period              $26.59        $25.02        $19.13        $14.84        $11.00

Income/loss from
investment operations:

  Net investment income            0.01            --          0.01          0.11          0.08

  Net realized and
    unrealized gains/losses
    from investments              (7.36)         3.36          6.19          5.21          3.94
                               -----------------------------------------------------------------
Total from
investment operations             (7.35)         3.36          6.20          5.32          4.02

Less dividends to shareholders:

  From net investment income         --            --            --         (0.08)        (0.09)

  From net realized gains         (1.30)        (1.79)        (0.31)        (0.95)        (0.09)
                               -----------------------------------------------------------------
Total dividends                   (1.30)        (1.79)        (0.31)        (1.03)        (0.18)
                               -----------------------------------------------------------------
Net asset value,
end of period                    $17.94        $26.59        $25.02        $19.13        $14.84
                               =================================================================
Total Return (%)                 (27.98)        13.67         32.62         37.38         36.93


RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                  $123,912      $180,779       $98,705       $31,673       $13,001
Ratio of expenses to average
  net assets (%)                   0.68          0.74          0.83          0.88          0.88
Ratio of net investment income
  to average net assets (%)        0.04          0.00          0.05          0.28          0.76
Ratio of expenses to average
  net assets(1) (%)                0.74          0.74          0.83          0.88          0.88
Portfolio turnover rate (%)       44.95         20.04         18.04         13.64         18.64


(1) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.

16                           See Financial Notes

                                           FOR THE YEAR ENDED   FROM 02/04/00(1)
ADMINISTRATIVE SHARES                                06/30/01     TO 06/30/00
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------
Net asset value,
beginning of period                                    $32.66         $32.09

Income/loss from
investment operations:

  Net investment loss                                   (0.03)(2)      (0.01)

  Net realized and
    unrealized gains/losses
    from investments                                    (9.06)          0.58
                                   ---------------------------------------------

Total from
investment operations                                   (9.09)          0.57

Less dividends to shareholders:

  From net realized gains                               (1.30)            --
                                   ---------------------------------------------

Net asset value,
end of period                                          $22.27         $32.66
                                   =============================================
Total Return (%)                                       (28.11)          1.78(3)

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                                          $1,964            $21
Ratio of expenses to average
  net assets (%)                                         0.94           0.99(4)
Ratio of net investment loss
  to average net assets (%)                             (0.14)         (0.27)(4)
Ratio of expenses to average
  net assets(5) (%)                                      5.63         101.59(4)
Portfolio turnover rate (%)                             44.95          20.04

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) Not annualized.
(4) Annualized.
(5) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.



                         See Financial Notes                                  17

--------------------------------------------------------------------------------
                                    -----------
                           CITIZENS EMERGING GROWTH FUND
                                    -----------

                        SHARE CLASS TICKER SYMBOLS:
                        Standard      Institutional      Administrative
--------------------------------------------------------------------------------
                        WAEGX         CEGIX              CGRDX

[photo of Richard
Little omitted]

RICHARD LITTLE, CFA
Team leader of the Citizens Emerging Growth Fund since its inception, February 1994.

GOAL: Aggressive growth.

STRATEGY: Invests mainly in stocks of young, growing, medium-capitalization companies.

INCEPTION DATES:

Standard Shares
02/08/94

Institutional Shares
11/01/99

Administrative Shares
02/04/00

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2001

                                                        SINCE
                         YTD      1 YEAR    5 YEARS    INCEPTION
--------------------------------------------------------------------------------
STANDARD SHARES         -22.45    -37.52     16.46       19.51

INSTITUTIONAL SHARES    -22.22    -37.21      N/A        -1.63

ADMINISTRATIVE SHARES   -22.40    -37.43      N/A       -19.98


MANAGER COMMENTARY

The fiscal year ended June 30, 2001, was a very difficult one for stocks, and for the fund in particular. Our one year return at June 30, 2001, for the Standard shares was -38% versus 9% for our benchmark, the S&P MidCap 400 Index.

In the fourth quarter of 2000, the long bull market that began in 1982 officially ended. Virtually every broad market index was negative in the first quarter of 2001. Investor outlooks soured, and business activity slowed throughout the world, led by sharp declines in spending on everything from computers to fiber optics. By the second quarter of 2001, corporate earnings news was truly miserable, with a near-record number of companies "pre-announcing" earnings shortfalls in June. A slight lift in the market averages during the quarter was not sufficient to move the markets into positive territory for the first two quarters.

Investing amidst the minefield of earnings warnings and disappointments has been challenging, particularly since the bad news is no longer confined to technology and telecommunications. Increasingly, all sectors have been affected by the economic slowdown and investor negativity. However, the difference between growth stocks and value stocks has been pronounced: the Russell MidCap Growth Index fell 32% over the 12-month report period, while the Russell MidCap Value Index rose 24%.

Three sectors in which the fund had significant exposure were down sharply during the period. Technology holdings -- about a third of the fund's assets on average over the period -- contributed much to the fund's previous positive performance, but fell nearly 70% during this report period, with life sciences and networking technology the leading industries in this decline. Consumer cyclicals, on average about 15% of assets during the period, were down 35%. Communication services, averaging about 5% of the fund, were down almost 60%. Our worst-performing holding was Waters Corp., a victim of slowing growth in its mass spectrometry products, which we've since sold. The largest bright spot was our financial sector holdings, which averaged almost 10% of assets and were up 42%. Consumer staples and health care holdings also posted strong returns. The single largest positive contributor to performance was Bed Bath & Beyond, Inc., which showed strong same-store sales and was recently sold.

PERFORMANCE OVER TIME
as of June 30, 2001

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.


STANDARD SHARES
[graphic omitted]

EMERGING GROWTH FUND - STANDARD CLASS           S&P 400 Mid Cap
     2/8/94           10,000                   2/8/94          10,000
    6/30/94            9,930                  6/30/94           9,260
    6/30/95           12,238                  6/30/95          11,333
    6/30/96           17,430                  6/30/96          13,776
    6/30/97           18,133                  6/30/97          16,993
    6/30/98           24,125                  6/30/98          21,603
    6/30/99           32,820                  6/30/99          25,311
    6/30/00           59,795                  6/30/00          29,611
    6/30/01           37,360                  6/30/01          32,238

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. When you sell your fund shares, they may be worth less or more than what you paid for them.

CITIZENS EMERGING GROWTH FUND
MANAGER COMMENTARY, CONTINUED

Unfortunately, these gains were not enough. The pain in the financial markets was simply unrelenting. We believe the worst may be over and that the markets are turning the corner. The recovery may be less vigorous than prior upturns, but we believe investors may be too pessimistic, and that a recovery will unfold this year.

Managing portfolios through risky economic times requires us to focus on companies that are, despite the odds, moving forward. These companies will be the survivors when the economy recovers. We seek out companies that have shown earnings acceleration, have sustainable earnings, are reasonably priced, and have credible, motivated management. Throughout the last quarter we decreased our technology weighting as earning estimates were cut and selectively increased our energy, health care, and consumer exposure. We continue to focus on those companies that we believe have the ability to accurately forecast future business operations and earnings streams.

CITIZENS EMERGING GROWTH FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                SHARES         VALUE ($)
----------------------------------------------------------------

COMMON STOCKS - 97.0%

AIR FREIGHT - 3.0%
Expeditors International of
  Washington, Inc.                      157,500           9,450

BIOTECHNOLOGY - 4.7%
IDEC Pharmaceuticals
  Corp.(b)                              217,380          14,714

BROADCASTING - 8.3%
Adelphia Communications
  Corp. - Class A(b)                    323,510          13,263
Crown Castle
  International Corp.(b)                534,860           8,772
NDS Group plc (ADR)(b)                  115,650           3,921
                                                       --------
                                                         25,956
COMMUNICATIONS EQUIPMENT - 3.3%
Comverse Technology, Inc.(b)            179,200          10,232

COMPUTERS - 12.5%
Check Point Software
  Technologies Ltd.(b)                  189,300           9,574
Citrix Systems, Inc.(b)                 181,000           6,317
Emulex Corp.                            124,300           5,022
McDATA Corp.(b)                          78,350           1,711
Openwave Systems, Inc.(b)               226,600           7,863
Peregrine Systems, Inc.(b)              303,140           8,791
                                                       --------
                                                         39,278
CONSUMER FINANCE - 7.0%
Capital One Financial Corp.             176,300          10,578
Countrywide Credit
  Industries, Inc.                      247,900          11,374
                                                       --------
                                                         21,952
ELECTRICAL EQUIPMENT - 4.3%
SPX Corp.(b)                            107,430          13,448

ELECTRONICS - 8.9%
Fairchild Semiconductor
  International, Inc.(b)                155,370           3,574
International Rectifier
  Corp.(b)                              135,800           4,631
KLA-Tencor Corp.(b)                     186,930          10,929
Xilinx, Inc.(b)                         214,780           8,858
                                                       --------
                                                         27,992

ENERGY & UTILITIES - 4.6%
Dynegy, Inc.                            148,910           6,924
Kinder Morgan, Inc.                     146,200           7,347
                                                       --------
                                                         14,271
HARDWARE & TOOLS - 3.0%
The Stanley Works                       224,500           9,402

HEALTH CARE - 11.4%
AdvancePCS(b)                           188,170          12,052
Laboratory Corporation of
  America Holdings(b)                   135,360          10,409
Universal Health
  Services, Inc.(b)                     299,440          13,625
                                                       --------
                                                         36,086
HOME BUILDING - 2.4%
Lennar Corp.                            177,300           7,393

INSURANCE - 7.7%
ACE Ltd.                                287,420          11,235
MGIC Investment Corp.                   177,150          12,868
                                                       --------
                                                         24,103
RESTAURANTS - 3.5%
Brinker International, Inc.(b)          421,830          10,904

RETAIL - 4.8%
Jones Apparel Group, Inc.(b)            201,400           8,701
Tiffany & Co.                           170,800           6,186
                                                       --------
                                                         14,887
SERVICES - 5.1%
Cendant Corp.(b)                        380,900           7,428
CSG Systems
  International, Inc.(b)                148,620           8,435
                                                       --------
                                                         15,863
TELECOMMUNICATIONS - 2.5%
Nextel Partners, Inc.(b)                500,630           7,770
                                                       ========
TOTAL COMMON STOCKS                                     303,701
Cost: $313,095

                             See Financial Notes                              21

CITIZENS EMERGING GROWTH FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                    PRINCIPAL
  RATE, MATURITY DATE                       AMOUNT ($)         VALUE ($)
------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 9.4%

Fifth Third Bank, Inc.,
  3.94%, 07/02/01
  (collateralized by Federal
  Home Loan Mortgage
  Corporation security)                        29,278            29,278
Cost: $29,278
                                                               ---------
TOTAL INVESTMENTS - 106.4%                                      332,979
Cost: $342,373(a)

LIABILITIES IN EXCESS OF
OTHER ASSETS - (6.4)%                                           (20,045)
                                                               ---------
NET ASSETS - 100.0%                                            $312,934
                                                               =========



(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $84. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation             $  30,193
    Unrealized depreciation               (39,671)
    ----------------------------------------------------------------------------
    Net unrealized depreciation         $  (9,478)

(b) Non-income producing security.

    ADR - American Depositary Receipt


22                          See Financial Notes

CITIZENS EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES -- AS OF JUNE 30, 2001

ASSETS
--------------------------------------------------------------------------------
  Investments, at value (cost $342,373,529)                       $ 332,979,184

  Receivables:
    Interest and dividends                                               49,522
    Investments sold                                                  3,663,279
  Prepaid expenses                                                        1,051
                                                                  --------------
  Total assets                                                      336,693,036

LIABILITIES
--------------------------------------------------------------------------------
  Payables:
    Investments purchased                                            23,071,690
    Investment management fees                                          117,577
    Administrative fees                                                  14,233
    Shareholder service fees                                              2,739
    Distribution expenses                                                29,828
    Other accrued expenses                                              523,404
                                                                  --------------
  Total liabilities                                                  23,759,471
                                                                  --------------

  NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)               $ 312,933,565
                                                                  ==============

NET ASSETS
--------------------------------------------------------------------------------

Standard Shares:
  Net assets                                                      $ 283,760,426
  Number of shares outstanding                                       17,971,808
  Net asset value, offering and redemption price per share        $       15.79

Institutional Shares:
  Net assets                                                      $  19,675,836
  Number of shares outstanding                                        1,232,926
  Net asset value, offering and redemption price per share        $       15.96

Administrative Shares:
  Net assets                                                      $   9,497,303
  Number of shares outstanding                                          598,270
  Net asset value, offering and redemption price per share        $       15.87

Net assets consist of:
  Paid-in capital                                                 $ 436,687,577
  Dividends in excess of accumulated realized gains/losses         (114,359,667)
  Net unrealized depreciation on investments                         (9,394,345)
                                                                  --------------

NET ASSETS                                                        $ 312,933,565
                                                                  ==============

                             See Financial Notes                              23

CITIZENS EMERGING GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES -- AS OF JUNE 30, 2001

INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                        $   1,648,923
  Dividend                                                              610,952
                                                                  --------------
  Total investment income                                             2,259,875

EXPENSES
--------------------------------------------------------------------------------
  Investment management fees                                          3,831,660
  Administrative fees                                                   388,295
  Distribution expenses:
    Standard shares                                                     900,301
    Administrative shares                                                10,041
  Shareholder service fees:
    Standard shares                                                     155,790
    Institutional shares                                                    157
    Administrative shares                                                   592
  Transfer agent fees:
    Standard shares                                                     754,574
    Institutional shares                                                 19,931
    Administrative shares                                                19,109
  Custody and accounting fees                                           130,113
  Other expenses                                                        467,105
                                                                  --------------
  Total expenses before reimbursements, waivers,
  and credits                                                         6,677,668
  Reimbursements and waivers                                           (295,408)
  Custody and transfer agent credits                                    (26,526)
                                                                  --------------
  Net expenses                                                        6,355,734

NET INVESTMENT LOSS                                               $  (4,095,859)
                                                                  ==============

REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS
--------------------------------------------------------------------------------
  Realized losses on investments                                  $(113,868,226)
  Change in unrealized appreciation/depreciation
    on investments                                                  (66,233,212)
                                                                  --------------
  Net realized and unrealized losses on investments               $(180,101,438)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(184,197,297)
                                                                  ==============

24                          See Financial Notes

CITIZENS EMERGING GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                     FOR THE YEAR ENDED      FOR THE YEAR ENDED
OPERATIONS                                     06/30/01                06/30/00
--------------------------------------------------------------------------------
  Net investment loss                 $      (4,095,859)     $       (2,582,003)
  Realized gains/losses on
    investments                            (113,868,226)            102,977,961
  Change in unrealized
    appreciation/depreciation
    on investments                          (66,233,212)             31,272,195
                                      ------------------------------------------
  Net increase/decrease in net
    assets from operations                 (184,197,297)            131,668,153

DIVIDENDS TO SHAREHOLDERS
--------------------------------------------------------------------------------
  From net realized gains on investments:
    Standard shares                         (83,131,141)            (31,299,257)
    Institutional shares                     (5,144,975)             (1,626,292)
    Administrative shares                      (288,057)                      --
                                      ------------------------------------------
  Total dividends                           (88,564,173)            (32,925,549)

Increase in net assets from
  capital transactions                      182,733,255             168,082,210

CHANGE IN NET ASSETS                  $     (90,028,215)     $      266,824,814
                                      ==========================================

NET ASSETS
--------------------------------------------------------------------------------
  Beginning of period                      402,961,780              136,136,966
                                      ------------------------------------------
  End of period                       $    312,933,565       $      402,961,780
                                      ==========================================


                             See Financial Notes                              25

CITIZENS EMERGING GROWTH FUND
FINANCIAL HIGHLIGHTS


                                                                        FOR THE YEARS ENDED
STANDARD SHARES                                06/30/01        06/30/00        06/30/99        06/30/98       06/30/97
-----------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $33.48          $21.76          $17.55          $14.14         $14.87

Income/loss from
investment operations:
Net investment loss                               (0.21)          (0.30)(1)       (0.19)          (0.20)         (0.16)
Net realized and
    unrealized gains/losses
    from investments                             (11.41)          16.58            6.19            4.61           0.68
                                                -----------------------------------------------------------------------
Total from
investment operations                            (11.62)          16.28            6.00            4.41           0.52

Less dividends to shareholders:

  From net realized gains                         (6.07)          (4.56)          (1.79)          (1.00)         (1.25)
                                                -----------------------------------------------------------------------
Net asset value,
end of period                                    $15.79          $33.48          $21.76          $17.55         $14.14
                                                =======================================================================
Total Return (%)                                 (37.52)          82.19           36.04           33.05           4.03

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                                  $283,760        $386,670        $136,137         $87,892        $60,341
Ratio of expenses to average
  net assets (%)                                   1.68            1.69            1.82            1.96           1.99
Ratio of net investment loss
  to average net assets (%)                       (1.09)          (1.09)          (1.20)          (1.37)         (1.32)
Ratio of expenses to average
  net assets(2) (%)                                1.75            1.75            1.83            1.96           2.01
Portfolio turnover rate (%)                      136.63          159.95          208.49          245.30         228.66


(1) Based on average shares outstanding.
(2) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.

26                          See Financial Notes

                                                 INSTITUTIONAL SHARES                       ADMINISTRATIVE SHARES
                                              ---------------------------              ---------------------------------
                                               FOR THE            FROM                   FOR THE                 FROM
                                              YEAR ENDED       11/01/99(1)-            YEAR ENDED             02/04/00(1)-
                                                6/30/01         06/30/00                06/30/01                06/30/00
------------------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                              $33.61           $25.67                  $33.57                 $28.70

Income/loss from
investment operations:

  Net investment loss                             (0.12)           (0.11)                  (0.17)(2)              (0.10)(2)

  Net realized and
    unrealized gains/losses
    from investments                             (11.46)           12.61                  (11.46)                  4.97
                                               ------------------------------------------------------------------------

Total from
investment operations                            (11.58)           12.50                  (11.63)                  4.87

Less dividends to shareholders:

  From net realized gains                         (6.07)           (4.56)                  (6.07)                    --
                                               ------------------------------------------------------------------------

Net asset value,
end of period                                    $15.96           $33.61                  $15.87                 $33.57
                                               ========================================================================

Total Return (%)                                 (37.21)           55.02(3)               (37.43)                 16.97(3)

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                                   $19,676          $16,284                  $9,497                     $8
Ratio of expenses to average
  net assets (%)                                   1.30             1.24(4)                 1.55                   1.55(4)
Ratio of net investment loss
  to average net assets (%)                       (0.69)           (0.61)(4)               (0.96)                 (0.90)(4)
Ratio of expenses to average
  net assets(5) (%)                                1.36             1.31(4)                 2.06                 158.14(4)
Portfolio turnover rate (%)                      136.63           159.95                  136.63                 159.95

(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) Not annualized.
(4) Annualized.
(5) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.

                              See Financial Notes                             27

--------------------------------------------------------------------------------
                                    -----------
                      CITIZENS SMALL CAP CORE GROWTH FUND
                                    -----------

                        SHARE CLASS TICKER SYMBOL:
--------------------------------------------------------------------------------
                        CSCSX
[photo of Sophia
Collier ommited]

SOPHIA COLLIER
Team leader of the Citizens Small Cap Core Growth Fund since its inception, December 1999.

GOAL: Capital appreciation.

STRATEGY: Invests mainly in stocks of small-capitalization U.S. companies.

INCEPTION DATE:
Standard Shares
12/28/99

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2001

                                                          SINCE
                           YTD          1 YEAR          INCEPTION
--------------------------------------------------------------------------------
STANDARD SHARES           1.60          -15.08           -3.10


MANAGER COMMENTARY

The past year has been a difficult and tricky time period in which to begin a new small-cap core growth fund. Overall, growth stocks have been out of favor in the financial markets as investors have sought the comfort of bonds and value stocks. Since inception our average annual return has been -3%, and for the one-year period our return has been -15%, versus 11% for the S&P SmallCap 600 Index, primarily due to declines in the second half of 2000. We are holding our own versus our mutual fund peers in the small-cap growth sector. Our fund ranks in the top half of small-cap growth funds according to Morningstar, as of June 30, 2001.

Despite the fund's negative returns, I am very encouraged by the values I see in the market among small-cap growth stocks. I believe this is a great time to invest in this category, as my experience has been that small-cap growth has the potential to appreciate rapidly when the economy comes out of a downturn. In order to position the fund to benefit from this recovery we have initiated a number of new positions in the healthcare and financial services sector.

In terms of companies that contributed to negative returns during the year ended June 30, 2001 we suffered declines in computer systems and semiconductors and computer networking. For example, International Fibercom, Inc., which develops networks for phone companies, suffered from the severe spending cuts in the telecommunications sector. PLX Technology, Inc., a provider of semiconductor devices and software, plummeted because of fewer customer orders and weaker demand.

One area that performed well during the report period was banking and financial stocks. For example, New York Community Bancorp, Inc. was rewarded for its high credit quality, aggressive expansion and its hallmark high-quality customer service. Investors Financial Services Corp., which provides asset administration for the financial services industry, did particularly well because of its ability to attract customers.

Given the unprecedented volatility in the small-cap market, we moved into a more

PERFORMANCE OVER TIME
as of June 30, 2001

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

STANDARD SHARES
[graphic omitted]

 CITIZENS SMALL CAP CORE GROWTH FUND            S&P SMALLCAP 600 INDEX
       1/3/00           10,000                   1/3/00         10,000
      3/31/00           10,800                  3/31/00         10,771
      6/30/00           11,230                  6/30/00         10,882
      9/30/00           10,759                  9/30/00         11,240
     12/31/00            9,386                 12/31/00         11,382
      3/31/01            8,455                  3/31/01         10,634
      6/30/01            9,537                  6/30/01         12,091

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. When you sell your fund shares, they may be worth less or more than what you paid for them. The fund began investing in accordance with its investment objective on January 3, 2000. From the commencement of the fund's operations on December 28, 1999 through January 2, 2000 the fund was invested in cash.

CITIZENS SMALL CAP CORE GROWTH FUND
MANAGER COMMENTARY, CONTINUED

defensive position at the beginning of the last quarter of the report period. At the end of this quarter, the investment management team determined that a more actively managed approach would likely be more effective in the small-cap universe, because this universe tends to be volatile and to have lower liquidity. The new strategy provides for variable weightings while preserving a growth style based on a diversified small-cap core selection. Variable company weightings as opposed to market capitalization weightings should aid in the risk management and return potential.

Looking ahead, we remain reasonably optimistic about the prospects for the U.S. economy. In the first six months of 2001, the Federal Reserve assertively cut interest rates from 6.50% to 3.75%, in order to reduce the possibility of a recession. We believe the liquidity injected into the banking system and the lower rates should improve the financing outlook for smaller companies, which are typically more dependent on funds borrowed from banks and other financial intermediaries. Moreover, the recent bottoming of the downward earnings revisions suggests that investors may be ready to return to growth stocks. While there are no assurances that we will achieve a sustained rebound in the near term, we expect that investors should ultimately recognize the long-term promise of the universe of small-cap growth stocks, and we anticipate a more constructive market environment for these stocks going forward.

CITIZENS SMALL CAP CORE GROWTH FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                 SHARES        VALUE ($)
----------------------------------------------------------------

COMMON STOCKS - 97.0%

AIR FREIGHT - 1.6%
Expeditors International of
  Washington, Inc.                        4,230             254

AIRLINES - 0.7%
Atlantic Coast Airlines
  Holdings, Inc.(b)                       3,500             105

BANKS - 5.7%
Cathay Bancorp, Inc.                        740              40
Commerce Bancorp, Inc.(b)                 4,400             308
Commerce Bancshares, Inc.                 8,600             318
East West Bancorp, Inc.                   1,850              50
Greater Bay Bancorp                       3,470              87
Sterling Bancshares, Inc.                 2,160              41
UCBH Holdings, Inc.                       1,540              47
                                                        -------
                                                            891

BIOTECHNOLOGY - 3.3%
Invitrogen Corp.(b)                       2,300             165
Techne Corp.(b)                          10,800             351
                                                        -------
                                                            516

BROADCASTING - 1.9%
Entravision Communications
  Corp., Class A(b)                      24,100             296

COMMUNICATIONS EQUIPMENT - 3.9%
Advanced Fibre
  Communications, Inc.(b)                 6,640             139
DMC Stratex Networks, Inc.(b)            22,700             228
International Fibercom, Inc.(b)           2,690               7
Symmetricom, Inc.(b)                     11,900             174
Tollgrade
  Communications, Inc.(b)                 1,100              31
Western Multiplex Corp.(b)                4,520              31
                                                        -------
                                                            610

COMPUTERS - 2.3%
Ansys, Inc.(b)                            1,240              23
Aremissoft Corp.(b)                       9,800             159
F5 Networks, Inc.(b)                      1,770              31
MCSI, Inc.(b)                             9,000             136
                                                        -------
                                                            349

CONSUMER FINANCE - 1.7%
The PMI Group, Inc.                       3,650             265

DISTRIBUTION - 2.0%
Nu Horizons Electronics Corp.(b)          1,350              13
Priority Healthcare Corp.(b)              4,600             130
Scansource, Inc.(b)                         480              23
Tech Data Corp.(b)                        4,420             147
                                                        -------
                                                            313

ELECTRICAL EQUIPMENT - 7.5%
ACT Manufacturing, Inc.(b)                1,370              15
Bel Fuse, Inc.                              890              27
Black Box Corp.(b)                        2,400             162
C&D Technologies, Inc.                    2,170              67
Electro Scientific
  Industries, Inc.(b)                     9,000             343
Plexus Corp.(b)                          11,230             370
Wilson Greatbatch
  Technologies, Inc.(b)                   5,900             171
                                                        -------
                                                          1,155

ELECTRONICS - 6.8%
Asyst Technologies, Inc.(b)               2,880              39
Cabot Microelectronics Corp.              1,980             123
California Amplifier, Inc.(b)             1,070               4
HI/FN, Inc.(b)                              840              13
JNI Corp.(b)                              2,190              31
Pericom
  Semiconductor Corp.(b)                 10,300             162
Photon Dynamics, Inc.(b)                  6,600             178
Pixelworks, Inc.(b)                       5,200             186
PLX Technology, Inc.(b)                   1,890              16
Silicon Storage
  Technology, Inc.(b)                    30,200             305
                                                        -------
                                                          1,057

ENERGY & UTILITIES - 6.0%
Grant Prideco, Inc.(b)                    8,930             156
HS Resources, Inc.(b)                     1,480              96
Louis Dreyfus
  Natural Gas Corp.(b)                    3,620             126
Orion Power Holdings, Inc.(b)             7,660             182
Prima Energy Corp.(b)                     1,060              26
Seitel, Inc.(b)                           1,970              26
Spinnaker Exploration Co.(b)              2,220              88
Western Gas Resources, Inc.(b)            3,400             111
XTO Energy, Inc.                          7,800             112
                                                        -------
                                                            923

ENGINEERING & CONSTRUCTION - 2.1%
Crossmann Communities, Inc.                 840              33
EmCor Group, Inc.(b)                        850              31
Quanta Services, Inc.(b)                  9,400             208
Webb (Del E.) Corp.(b)                    1,510              58
                                                        -------
                                                            330

                              See Financial Notes                   31

CITIZENS SMALL CAP CORE GROWTH FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                 SHARES         VALUE ($)
-----------------------------------------------------------------

FINANCIAL SERVICES - 1.0%
Actrade International Ltd.(b)               740               17
Investment Technology Group(b)            2,590              131
                                                         -------
                                                             148
FOODS - 1.2%
American Italian Pasta Co.(b)             3,900              181

HEALTH CARE - 8.8%
AdvancePCS(b)                             2,440              156
First Horizon
  Pharmaceutical Corp.(b)                 5,700              183
Integra LifeSciences Holdings(b)          7,500              162
Medicis Pharmaceutical
  Corp., Class A(b)                       6,200              329
Polymedica Corp.(b)                       1,100               45
Rehabcare Group, Inc.(b)                  3,200              154
Syncor International Corp.(b)            10,600              329
                                                         -------
                                                           1,358

INSURANCE - 0.3%
Triad Guaranty, Inc.(b)                   1,100               44

INVESTMENT BANKING & BROKERAGE - 0.7%
Affiliated Managers Group, Inc.(b)        1,840              113

MANUFACTURING - 0.1%
AAON, Inc.(b)                               460               12

OFFICE EQUIPMENT & SUPPLIES - 0.8%
HON Industries, Inc.                      4,950              120

RAILROADS - 0.1%
RailAmerica, Inc.(b)                      1,490               17

REAL ESTATE INVESTMENT &
MANAGEMENT - 3.9%
Extended Stay America, Inc.(b)            7,890              118
FelCor Lodging Trust, Inc.               14,000              328
Liberty Property Trust                    5,500              163
                                                         -------
                                                             609

RESTAURANTS - 5.7%
Applebee's International, Inc.            9,600              307
Buca, Inc.(b)                             8,000              174
Darden Restaurants, Inc.                  6,200              173
IHOP Corp.(b)                             1,630               44
P.F. Chang's China Bistro, Inc.(b)          880               33
Papa John's International, Inc.(b)        1,890               48
RARE Hospitality
  International, Inc.(b)                  1,530               35
Sonic Corp.(b)                            2,180               69
                                                         -------
                                                             883

RETAIL - 15.2%
1-800-FLOWERS.COM, Inc.(b)               12,800              190
The Buckle, Inc.(b)                       1,650               31
Chico's FAS, Inc.(b)                      5,000              149
The Children's Place
  Retail Stores, Inc.(b)                  5,200              139
Hot Topic, Inc.(b)                        4,900              152
Insight Enterprises, Inc.(b)             16,000              393
Jones Apparel Group, Inc.(b)                228               10
Linens 'n Things, Inc.(b)                 5,200              142
Michaels Stores, Inc.(b)                  2,670              109
Nieman Marcus Group, Inc.(b)              4,400              136
Pacific Sunwear of
  California, Inc.(b)                     6,400              144
Timberland Co., Class A(b)                7,300              288
Too, Inc.(b)                              6,600              181
Whole Foods Market, Inc.(b)              11,400              310
                                                         -------
                                                           2,374

SAVINGS & LOAN COMPANIES - 2.2%
Connecticut Bancshares, Inc.                910               24
FirstFed Financial Corp.(b)               1,420               42
Harbor Florida Bancshares, Inc.           2,020               39
New York Community
  Bancorp, Inc.                           3,690              139
Quaker City Bancorp, Inc.(b)                440               13
Richmond County
  Financial Corp.                         2,210               83
                                                         -------
                                                             340

SERVICES - 7.2%
Accredo Health, Inc.(b)                   8,900              331
Acxiom Corp.(b)                           7,340               96
Copart, Inc.(b)                           4,490              131
F.Y.I., Inc.(b)                           3,600              148
MAXIMUS, Inc.(b)                          8,500              341
NCO Group, Inc.(b)                        2,110               65
                                                         -------
                                                           1,112

TEXTILES - 1.0%
Quiksilver, Inc.(b)                       6,000              150

WASTE MANAGEMENT - 2.6%
Waste Connections, Inc.(b)               11,000              396

WATER UTILITIES - 0.7%
Philadelphia Suburban Corp.               4,370              111
                                                         =======
TOTAL COMMON STOCKS                                       15,032
Cost: $14,447

32                            See Financial Notes

SECURITY                                 PRINCIPAL
  RATE, MATURITY DATE                    AMOUNT ($)           VALUE ($)
----------------------------------------------------------------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 6.5%

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 6.5%
  3.94%, 07/02/01                         1,015                  1,015
Cost: $1,015
                                                               -------
TOTAL INVESTMENTS - 103.5%                                      16,047
Cost: $15,462(a)

LIABILITIES IN EXCESS OF
OTHER ASSETS - (3.5)%                                             (544)
                                                               -------
NET ASSETS - 100.0%                                            $15,503
                                                               =======

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $53. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation            $  1,714
    Unrealized depreciation              (1,182)
    ----------------------------------------------------------------------------
    Net unrealized appreciation        $    532

(b) Non-income producing security.

                              See Financial Notes                             33

CITIZENS SMALL CAP CORE GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES -- AS OF JUNE 30, 2001

ASSETS
--------------------------------------------------------------------------------
  Investments, at value (cost $15,462,174)                        $  16,046,526
  Cash                                                                      766
  Receivables:
    Interest and dividends                                                3,938
    Investments sold                                                     14,175
    Due from investment manager                                           2,161
  Prepaid expenses                                                           10
                                                                  --------------
  Total Assets                                                       16,067,576

LIABILITIES
--------------------------------------------------------------------------------
  Payables:
    Investments purchased                                               471,131
    Administrative fees                                                   6,517
    Distribution expenses                                                 1,496
    Other accrued expenses                                               85,723
                                                                  --------------
  Total liabilities                                                     564,867
                                                                  --------------
  NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)               $  15,502,709
                                                                  ==============

NET ASSETS
--------------------------------------------------------------------------------
Standard Shares:
  Net assets                                                      $  15,502,709
  Number of shares outstanding                                        1,628,786
  Net asset value, offering and redemption price per share        $        9.52

Net assets consist of:
  Paid-in capital                                                 $  16,570,710
  Dividends in excess of accumulated realized gains/losses           (1,652,353)
  Net unrealized appreciation on investments                            584,352
                                                                  --------------
NET ASSETS                                                        $  15,502,709
                                                                  ==============

34                             See Financial Notes

CITIZENS SMALL CAP CORE GROWTH FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                        $      66,752
  Dividend                                                               28,781
                                                                  -------------
  Total investment income                                                95,533

EXPENSES
--------------------------------------------------------------------------------
  Investment management fees                                             62,259
  Administrative fees                                                    20,082
  Distribution expenses                                                  31,130
  Shareholder service fees                                                9,323
  Transfer agent fees                                                    61,420
  Custody and accounting fees                                           114,779
  Legal expenses                                                         32,737
  Registration expenses                                                  27,603
  Trustee expenses                                                       24,638
  Other expenses                                                         15,863
                                                                  -------------
  Total expenses before reimbursements and credits                      399,834
  Reimbursements                                                       (232,473)
  Custody and transfer agent credits                                       (511)
                                                                  -------------
  Net expenses                                                          166,850

NET INVESTMENT LOSS                                               $     (71,317)
                                                                  -------------

REALIZED AND UNREALIZED LOSSES FROM INVESTMENTS
--------------------------------------------------------------------------------
  Realized losses on investments                                  $  (1,600,656)
  Change in unrealized appreciation/depreciation
    on investments                                                      (31,462)
                                                                  -------------
  Net realized and unrealized losses on investments               $  (1,632,118)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $  (1,703,435)
                                                                  =============

                              See Financial Notes                             35

CITIZENS SMALL CAP CORE GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                     FOR THE YEAR ENDED         FROM 12/28/99(1)
OPERATIONS                                     06/30/01           TO 06/30/00
--------------------------------------------------------------------------------
  Net investment loss                $         (71,317)      $             (16)
  Realized gains/losses on
    investments                             (1,600,656)                  9,682
  Change in unrealized
    appreciation/depreciation
    on investments                             (31,462)                 615,814
                                     -------------------------------------------
  Net increase/decrease in net
    assets from operations                  (1,703,435)                 625,480

DIVIDENDS TO SHAREHOLDERS
--------------------------------------------------------------------------------
  From net realized gains on
  investments                                  (21,127)                      --

Increase in net assets from
  capital transactions                       8,830,497                7,771,294

CHANGE IN NET ASSETS                 $       7,105,935       $        8,396,774
                                     ===========================================

NET ASSETS
--------------------------------------------------------------------------------
  Beginning of period                        8,396,774                       --
                                     -------------------------------------------
  End of period                      $      15,502,709       $        8,396,774
                                     ===========================================

(1) Commencement of operations.

36                             See Financial Notes

CITIZENS SMALL CAP CORE GROWTH FUND
FINANCIAL HIGHLIGHTS

                                     FOR THE YEAR ENDED         FROM 12/28/99(1)
STANDARD SHARES                                06/30/01           TO 06/30/00
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------
Net asset value,
beginning of period                              $11.23                $10.00

Income/loss from
investment operations:

  Net investment loss                             (0.05)                   --

  Net realized and
    unrealized gains/losses
    from investments                              (1.64)                 1.23
                                               ---------------------------------
Total from
investment operations                             (1.69)                 1.23

Less dividends to shareholders:

  From net realized gains                         (0.02)                   --
                                               ---------------------------------
Net asset value,
end of period                                     $9.52                $11.23
                                               =================================
Total Return (%)                                 (15.08)                12.30(2)

RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                                   $15,503                $8,397
Ratio of expenses to average
  net assets (%)                                   1.34                  1.49(3)
Ratio of net investment income/
  loss to average net assets (%)                  (0.57)                 0.00(3)
Ratio of expenses to average
  net assets(4) (%)                                3.20                  5.98(3)
Portfolio turnover rate (%)                      146.62                 20.16


(1) Commencement of operations.
(2) Not annualized.
(3) Annualized.
(4) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.

                               See Financial Notes                            37

--------------------------------------------------------------------------------
                                    -----------
                        CITIZENS GLOBAL EQUITY FUND
                                    -----------

                        SHARE CLASS TICKER SYMBOLS:
                        Standard        Institutional   Administrative
--------------------------------------------------------------------------------
                        WAGEX           CGEIX           CEADX

[photo of Lila
Clemente omitted]

LILA CLEMENTE
Team leader of the Citizens Global Equity Fund since its inception, February
1994.

GOAL: Capital appreciation.

STRATEGY: Invests mainly in stocks and other equities of foreign and U.S. companies.

INCEPTION DATES:

Standard Shares
02/08/94

Institutional Shares
11/01/99

Administrative Shares
02/04/00

              AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2001

                                                                       SINCE
                          YTD          1 YEAR          5 YEARS       INCEPTION
--------------------------------------------------------------------------------
STANDARD SHARES         -19.97          -33.69          13.00           11.46

INSTITUTIONAL SHARES    -19.74          -33.35           N/A            -7.18

ADMINISTRATIVE SHARES   -19.88          -33.52           N/A           -30.78


MANAGER COMMENTARY

It was a very challenging 12 months, as equity markets worldwide continued to fall in the second half of 2000 on renewed concerns about weakening economies and corporate earnings. The one-year performance of the Standard shares for the report period was -34% compared to -20% for the MSCI World Index.

Aggressive interest rate cuts in the United States could not overcome investor concerns about recession fears, profit warnings, and rising unemployment. The economic malaise spread, with Europe and Asia feeling an abrupt economic slowdown. Rising inflation and a weak euro currency led the European Central Bank to adopt a more cautious monetary stance, further exacerbating equity markets. In Japan, a change of policy away from interest rate targeting by the central bank, as well as a new pro-reform government, propped up faltering stocks, but only temporarily.

In the first half of 2001, European markets strongly underperformed the world average: the MSCI Europe Index fell 17%. A sharp decline in the euro only increased U.S. investors' losses in European stocks. Japanese stocks, after a brief rebound, dropped 9%. In the United States, the S&P 500 Index lost 7% and the Nasdaq Composite Index lost 12%, bringing its 12-month decline to 45%.

During this six-month period, few industries posted positive returns. Globally, the best performing sectors were consumer cyclicals, down 0.1%, followed by energy and basic materials. The weakest sectors during this period were technology, telecommunication, health care, and financials.

Comparatively strong fundamentals had led us to overweight Europe versus Japan and the rest of Asia. Also, we underweighted emerging markets, based on negative developments in Argentina and Turkey. Our fears about emerging markets were largely borne out, but our emphasis on Europe did not play out as expected. Fund performance also suffered from our overweighting in certain sectors that did poorly, such as financials, health care and telecommunications. For example, we had heavy exposure to European insurance stocks such as AXA in France and Allianz AG in Germany, both of which declined because of their equity-linked insurance products and asset management business. In telecoms, the selling was across the board.

PERFORMANCE OVER TIME
as of June 30, 2001

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the indices shown.

[graphic omitted]

GLOBAL EQUITY FUND - STANDARD CLASS          MSCI WORLD INDEX           FT WORLD INDEX
 2/8/94         10,000                     2/8/94          10000        2/8/94      10000
6/30/94          9,800                    6/30/94          9,942       6/30/94      9,942
6/30/95         10,757                    6/30/95         11,003       6/30/95     11,003
6/30/96         12,104                    6/30/96         13,032       6/30/96     13,032
6/30/97         14,731                    6/30/97         15,934       6/30/97     15,934
6/30/98         17,935                    6/30/98         18,647       6/30/98     18,647
6/30/99         21,942                    6/30/99         21,569       6/30/99     21,569
6/30/00         33,630                    6/30/00         24,199       6/30/00     24,199
6/30/01         22,300                    6/30/01         19,262       6/30/01     19,568

The benchmark index for the Citizens Global Equity Fund has been changed from the FT World Index to the MSCI World Index, which more accurately reflects the country allocation and universe of stocks the fund invests in. All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. When you sell your fund shares, they may be worth less or more than what you paid for them.

CITIZENS GLOBAL EQUITY FUND
MANAGER COMMENTARY, CONTINUED

Although we further reduced our technology exposure by dropping Cisco Systems, Inc., Nokia Corp., and Nortel Networks, Inc., we were nonetheless hurt by the continued weakness in our remaining technology holdings. Our worst performers for the period, EMC Corp., and Check Point Software Technologies Ltd., were both in the technology sector, although our best performers, Microsoft Corp. and AOL Time Warner, Inc., were in this sector as well.

Looking ahead, we believe the remainder of 2001 will be a difficult ride, with slowing growth globally and fears of a hard landing. However, the economic effects of the interest rate cuts in the United States should support growth. We believe most of the overvaluations have now been corrected, laying the groundwork for improved stock returns over the next 12 months. We are again finding attractive investments and have further diversified our holdings in old economy sectors, which we believe will thrive in the expected economic recovery. We also continue to favor the health care and financial sectors, where valuations are attractive again and where above-average long-term growth still appears likely.

CITIZENS GLOBAL EQUITY FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                 SHARES         VALUE ($)
-----------------------------------------------------------------

COMMON STOCKS - 90.9%

AUTOMOBILE MANUFACTURING - 3.4%
Bayerische Motoren
  Werke AG                               90,000            2,964
Toyota Motor Corp.                      160,000            5,632
                                                          ------
                                                           8,596
BANKS - 3.9%
Bank of Ireland                         300,001            2,979
Mellon Financial Corp.                   70,000            3,220
Royal Bank of Scotland
  Group plc                             170,000            3,749
                                                          ------
                                                           9,948
BASIC MATERIALS - 3.0%
Alcan, Inc.                             116,000            4,874
Norske
  Skogsindustrier ASA                   187,500            2,842
                                                          ------
                                                           7,716
BIOTECHNOLOGY - 2.1%
Amgen, Inc.(b)                           90,000            5,461

BROADCASTING - 2.9%
News Corp. Ltd. (ADR)                   100,000            3,715
Viacom, Inc., Class B(b)                 70,000            3,623
                                                          ------
                                                           7,338

CHEMICALS - 2.2%
Praxair, Inc.                            70,000            3,290
Shin-Etsu Chemical Co.                   60,000            2,203
                                                          ------
                                                           5,493

COMMUNICATIONS EQUIPMENT - 1.5%
Ericsson AB, B shares                   450,000            2,460
Juniper Networks, Inc.(b)                40,000            1,244
                                                          ------
                                                           3,704

COMPUTERS - 5.6%
Check Point Software
  Technologies Ltd.                      58,700            2,968
EMC Corp.                                93,000            2,702
International Business
  Machines Corp.                         28,000            3,164
Microsoft Corp.(b)                       75,000            5,475
                                                          ------
                                                          14,309
CONSTRUCTION - 1.5%
Grupo Dragados SA                       300,000            3,771

DIVERSIFIED MANUFACTURING - 1.8%
Minnesota Mining &
  Manufacturing Co.                      40,000            4,564

ELECTRICAL EQUIPMENT - 3.6%
ASML Holding N.V.(b)                    160,000            3,588
Emerson Electric Co.                     55,000            3,328
Taiwan Semiconductor
  Manufacturing
  Co. Ltd. (ADR)(b)                     154,000            2,339
                                                          ------
                                                           9,255
ELECTRONICS - 2.9%
Nintendo Co. Ltd.                        22,500            4,096
Sony Corp.                               50,000            3,287
                                                          ------
                                                           7,383
ENERGY & UTILITIES - 5.2%
Anadarko
  Petroleum Corp.                        75,000            4,052
Dynegy, Inc.                             70,000            3,255
Enron Corp.                              70,000            3,430
Precision Drilling Corp.(b)              80,000            2,499
                                                          ------
                                                          13,236
ENTERTAINMENT - 3.7%
AOL Time Warner, Inc.(b)                130,000            6,890
Vivendi Universal SA(b)                  44,000            2,565
                                                          ------
                                                           9,455
FINANCIAL - DIVERSIFIED - 3.3%
Citigroup, Inc.                         113,333            5,989
National Australia
  Bank Ltd.                             140,000            2,493
                                                          ------
                                                           8,482




                              See Financial Notes                   41

CITIZENS GLOBAL EQUITY FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                 SHARES         VALUE ($)
-----------------------------------------------------------------

FINANCIAL SERVICES - 7.6%
DST Systems, Inc.(b)                     60,000            3,162
Fannie Mae                               46,000            3,916
Hong Kong Exchanges
  & Clearing Ltd.                     1,350,000            2,406
Merrill Lynch & Co., Inc.                62,000            3,674
Promise Co. Ltd.                         30,000            2,473
UBS AG                                   26,000            3,725
                                                           -----
                                                          19,356
FOOD & BEVERAGES - 5.3%
Compass Group plc                       700,000            5,582
Parmalat Finanziaria
  S.p.A.                              1,092,000            2,912
PepsiCo, Inc.                           112,000            4,950
                                                           -----
                                                          13,444
HEALTH CARE - 7.2%
Elan Corp. plc (ADR)(b)                 110,000            6,710
GlaxoSmithKline plc                     100,000            2,803
Merck & Co., Inc.                        40,000            2,556
Pfizer, Inc.                             90,500            3,625
Sanofi-Synthelabo SA                     39,000            2,559
                                                           -----
                                                          18,253
INSURANCE - 3.7%
Allianz AG                               11,000            3,229
American General Corp.                   60,000            2,787
AXA                                     120,000            3,418
                                                           -----
                                                           9,434
MACHINERY - 1.3%
Vestas Wind Systems A/S                  70,000            3,264

OFFICE EQUIPMENT & SUPPLIES - 1.3%
Canon, Inc.                              82,000            3,314

PUBLISHING - 0.9%
VNU NV(b)                                70,000            2,370

RETAIL - 5.8%
Delhaize - Le Lion SA                    85,000            5,026
Fast Retailing Co. Ltd.                   6,500            1,131
Lowe's Cos., Inc.                        70,000            5,079
Wal-Mart De Mexico                    1,300,000            3,519
                                                           -----
                                                          14,755
SERVICES - 4.6%
Aldata Solution Oyj(b)                  692,000            2,373
Logica plc                              243,000            2,948
TNT Post Group NV(b)                    161,379            3,367
Yamato Transport Co.                    140,000            2,935
                                                           -----
                                                          11,623
TELECOMMUNICATIONS - 6.6%
NTT DoCoMo, Inc.                            210            3,654
Portugal Telecom(b)                     450,000            3,139
Portugal Telecom
  SA - Bonus Rights(b)                  300,000               41
Telefonos de Mexico
  SA (ADR)                               90,000            3,158
Verizon
  Communications, Inc.                   83,000            4,441
Vodafone Airtouch
  plc (ADR)                             100,000            2,235
                                                          ------
                                                          16,668
                                                          ======
TOTAL COMMON STOCKS                                      231,192
Cost: $256,532



42                              See Financial Notes

SECURITY                                    PRINCIPAL
  RATE, MATURITY DATE                       AMOUNT ($)        VALUE ($)
-----------------------------------------------------------------------

REPURCHASE AGREEMENTS - 8.7%

Fifth Third Bank, Inc.,
  3.94%, 07/02/01
  (collateralized by Federal
  Home Loan Mortgage
  Corporation security)                        22,115           22,115
Cost: $22,115                                                 --------
Total Investments - 99.6%                                      253,307
Cost: $278,647(a)
OTHER ASSETS IN EXCESS OF
LIABILITIES - 0.4%                                                 996
                                                              --------
NET ASSETS - 100.0%                                           $254,303
                                                              ========



(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $522. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation                  $ 11,060
    Unrealized depreciation                   (36,922)
    ----------------------------------------------------------------------------
    Net unrealized depreciation             $ (25,862)

(b) Non-income producing security.

    ADR-American Depositary Receipt


                               See Financial Notes                  43

CITIZENS GLOBAL EQUITY FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

The fund's portfolio holdings as of June 30, 2001, were distributed among the following countries:

                                                 PERCENTAGE OF NET ASSETS*
                                           -------------------------------------
                                                        SHORT-TERM
                                             EQUITY       & OTHER       TOTAL
                                           -------------------------------------
Australia                                       2.4%                      2.4%
Belgium                                         2.0%                      2.0%
Canada                                          2.9%                      2.9%
Denmark                                         1.3%                      1.3%
Finland                                         0.9%                      0.9%
France                                          3.4%                      3.4%
Germany                                         3.9%                      3.9%
Hong Kong                                       0.9%                      0.9%
Ireland                                         1.2%                      1.2%
Israel                                          1.1%                      1.1%
Italy                                           1.1%                      1.1%
Japan                                          11.4%                     11.4%
Mexico                                          2.6%                      2.6%
Netherlands                                     2.3%                      2.3%
Norway                                          1.1%                      1.1%
Portugal                                        1.3%                      1.3%
Spain                                           1.5%                      1.5%
Sweden                                          1.0%                      1.0%
Taiwan                                          0.9%                      0.9%
United Kingdom                                 10.9%                     10.9%
United States                                  36.8%        9.1%         45.9%
                                            --------    --------      --------
                                               90.9%        9.1%        100.0%

* Percentages are based on net assets of $254,303.

44                              See Financial Notes

CITIZENS GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES - AS OF JUNE 30, 2001

ASSETS
--------------------------------------------------------------------------------
  Investments, at value (cost $278,647,394)                       $  253,307,278
  Cash                                                                   451,070

  Receivables:
    Interest and dividends                                               199,842
    Investments sold                                                   4,312,690
  Prepaid expenses                                                           662
                                                                  --------------
  Total assets                                                       258,271,542

LIABILITIES
--------------------------------------------------------------------------------
  Payables:
    Investments purchased                                              3,417,909
    Investment management fees                                            92,418
    Administrative fees                                                   15,435
    Shareholder service fees                                                 554
    Distribution expenses                                                 24,494
    Other accrued expenses                                               417,510
                                                                  --------------
  Total liabilities                                                    3,968,320
                                                                  --------------

  NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)               $  254,303,222
                                                                  ==============

NET ASSETS
--------------------------------------------------------------------------------
Standard Shares:

  Net assets                                                      $ 236,079,692
  Number of shares outstanding                                       12,893,653
  Net asset value, offering and redemption price per share        $       18.31

Institutional Shares:

  Net assets                                                      $  16,475,423
  Number of shares outstanding                                          892,734
  Net asset value, offering and redemption price per share        $       18.46

Administrative Shares:

  Net assets                                                      $   1,748,107
  Number of shares outstanding                                           95,123
  Net asset value, offering and redemption price per share        $       18.38

Net assets consist of:

  Paid-in capital                                                 $ 337,676,664
  Accumulated net investment loss                                    (2,051,664)
  Dividends in excess of accumulated realized gains/losses          (55,924,191)
  Net unrealized depreciation on investments and
    foreign currencies                                              (25,397,587)
                                                                  --------------
NET ASSETS                                                        $ 254,303,222
                                                                  ==============

                                See Financial Notes                           45

CITIZENS GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED JUNE 30, 2001


INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                        $   1,206,135
  Dividend (net of withholding taxes of $235,037)                     2,360,255
                                                                  --------------
  Total investment income                                             3,566,390

EXPENSES
--------------------------------------------------------------------------------
  Investment management fees                                          3,222,719
  Administrative fees                                                   329,919
  Distribution expenses:
    Standard shares                                                     769,628
    Administrative shares                                                 3,090
  Shareholder service fees:
    Standard shares                                                      75,696
    Institutional shares                                                    173
    Administrative shares                                                   939
  Transfer agent fees:
    Standard shares                                                     813,621
    Institutional shares                                                 16,873
    Administrative shares                                                19,089
  Custody and accounting fees                                           191,766
  Other expenses                                                        418,754
                                                                  --------------
  Total expenses before reimbursements and credits                    5,862,267
  Reimbursements                                                        (37,756)
  Custody and transfer agent credits                                    (37,491)
                                                                  --------------
  Net expenses                                                        5,787,020

NET INVESTMENT LOSS                                               $  (2,220,630)
                                                                  --------------

REALIZED AND UNREALIZED LOSSES FROM
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------
  Net realized losses on investments and foreign currency
  transactions                                                    $ (45,963,872)
  Change in unrealized appreciation/depreciation on investments
    and foreign currencies                                          (82,768,542)
                                                                  --------------
  Net realized and unrealized losses on investments
    and foreign currencies                                        $(128,732,414)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $(130,953,044)
                                                                  ==============

46                              See Financial Notes

CITIZENS GLOBAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
                                      FOR THE YEAR ENDED      FOR THE YEAR ENDED
OPERATIONS                                      06/30/01                06/30/00
--------------------------------------------------------------------------------
  Net investment loss                 $       (2,220,630)     $      (1,737,904)
  Realized gains/losses on investments
    and foreign currency transactions        (45,963,872)            19,837,404
  Change in unrealized
    appreciation/depreciation on
    investments and foreign currencies       (82,768,542)            34,024,183
                                      ------------------------------------------
  Net increase/decrease in net assets
    from operations                         (130,953,044)            52,123,683

DIVIDENDS TO SHAREHOLDERS
--------------------------------------------------------------------------------
  From net realized gains on investments:
    Standard shares                          (23,492,691)            (6,356,273)
    Institutional shares                        (982,312)              (151,385)
    Administrative shares                       (106,162)                    --
                                      ------------------------------------------
  Total dividends                            (24,581,165)            (6,507,658)
Increase in net assets from
  capital transactions                        42,474,983            231,197,414

CHANGE IN NET ASSETS                  $     (113,059,226)    $      276,813,439
                                      ==========================================

NET ASSETS
--------------------------------------------------------------------------------
  Beginning of period                        367,362,448             90,549,009
                                      ------------------------------------------
  End of period                       $      254,303,222     $      367,362,448
                                      ==========================================
  Accumulated net investment loss             (2,051,664)                    --

                                See Financial Notes                           47

CITIZENS GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                         FOR THE YEARS ENDED
STANDARD SHARES                  06/30/01        06/30/00        06/30/99        06/30/98        06/30/97
----------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                $29.99          $20.22          $16.95          $14.47          $11.89

Income/loss from
investment operations:

  Net investment loss               (0.16)          (0.22)(1)       (0.12)          (0.20)          (0.07)

  Net realized and
    unrealized gains/losses
    from investments and
    foreign currencies              (9.61)          10.94            3.86            3.24            2.65
                                  ------------------------------------------------------------------------

Total from
investment operations               (9.77)          10.72            3.74            3.04            2.58

Less dividends to shareholders:

  From net realized gains           (1.91)          (0.95)          (0.47)          (0.56)              --
                                  ------------------------------------------------------------------------

Net asset value,
end of period                      $18.31          $29.99          $20.22          $16.95          $14.47
                                  ========================================================================
Total Return (%)                   (33.69)          53.27           22.34           21.75           21.70


RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                    $236,080        $354,818         $90,549         $49,045         $29,573
Ratio of expenses to average
  net assets (%)                     1.82            1.82            1.96            2.20            2.10
Ratio of net investment loss
  to average net assets (%)         (0.71)          (0.79)          (0.88)          (0.76)          (0.70)
Ratio of expenses to average
  net assets(2) (%)                  1.82            1.83            1.96            2.20            2.33
Portfolio turnover rate (%)        151.95          120.69           64.07           72.33           69.34


(1) Based on average shares outstanding.
(2) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.


48                              See Financial Notes


                                   INSTITUTIONAL SHARES      |    ADMINISTRATIVE SHARES
                              -----------------------------------------------------------
                                   FOR THE      FROM         |   FOR THE        FROM
                                  year ended  11/01/99(1)-   |  YEAR ENDED  02/04/00(1)-
                                   06/30/01    06/30/00      |   06/30/01     06/30/00
-----------------------------------------------------------------------------------------
SELECTED PER SHARE DATA                                      |
-----------------------------------------------------------------------------------------
Net asset value,                                             |
beginning of period                  $30.08        $23.45    |     $30.02          $33.45

Income/loss from                                             |
investment operations:                                       |

  Net investment loss                 (0.05)(2)     (0.05)(2)|      (0.11)(2)       (0.06)

  Net realized and                                           |
    unrealized gains/losses                                  |
    from investments and                                     |
    foreign currencies                (9.66)         7.63    |      (9.62)          (3.37)
                               ----------------------------------------------------------
                                                             |
Total from                                                   |
investment operations                 (9.71)         7.58    |      (9.73)          (3.43)

Less dividends to shareholders:                              |
  From net realized gains             (1.91)        (0.95)   |      (1.91)             --
                               ----------------------------------------------------------

Net asset value,                                             |
end of period                        $18.46        $30.08    |     $18.38          $30.02
                               ==========================================================
Total Return (%)                     (33.35)        32.55(3) |     (33.52)         (10.25)(3)
                                                             |
RATIOS AND SUPPLEMENTAL DATA                                 |
-----------------------------------------------------------------------------------------
Net assets, end of period                                    |
        ($ x 1,000)                 $16,475       $12,544    |     $1,748              $1
Ratio of expenses to average                                 |
        net assets (%)                 1.39          1.39(4) |       1.68            1.68(4)
Ratio of net investment loss                                 |
        to average net assets (%)     (0.23)        (0.25)(4)|      (0.48)          (0.48)(4)
Ratio of expenses to average                                 |
        net assets(5)(%)               1.42          1.43(4) |       3.18          296.20(4)
Portfolio turnover rate (%)          151.95        120.69    |     151.95          120.69


(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) Not annualized.
(4) Annualized.
(5) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.


                                See Financial Notes                           49

-------------------------------------------------------------------------------
                               --------------------
                      Citizens International Growth Fund
                               --------------------

                          SHARE CLASS TICKER SYMBOL:
-------------------------------------------------------------------------------
                          N/A
[photo of Lila
Clemente omitted]

LILA CLEMENTE Team leader of the Citizens International Growth Fund.

GOAL: Capital appreciation.

STRATEGY: Invests mainly in stocks and other equities of large-capitalization foreign companies.

INCEPTION DATE:

Standard Shares
12/20/00

TOTAL RETURNS  (%) as of June 30, 2001

                                                          Since
                                                YTD     Inception
--------------------------------------------------------------------
STANDARD SHARES                               -17.88      -17.80

MANAGER COMMENTARY

Markets worldwide struggled during the 12-month report period. The global economic slowdown, which started in the United States in the fourth quarter of 2000, spread quickly to international markets. A slew of profit warnings and concerns over weakening macroeconomic conditions provoked global selling. The return for Citizens International Growth Fund, since its inception to June 30, 2001, was -18%, while the MSCI EAFE Index returned 13% for the same period.

In the United States, the Nasdaq Composite Index was down 12% and the S&P 500 Index down 7% in the first half of 2001. European markets, as measured by the MSCI Europe Index, were the weakest performers for the same period, down 17%. The European Central Bank disappointed the market by reducing interest rates only once this year, amidst fast deteriorating economic activity. Higher than expected inflation in Europe, due to higher oil and food prices, as well as the continued weakness in the single currency, the euro, prevented policy makers from cutting rates as aggressively as their U.S. counterparts.

Japanese stocks enjoyed a strong run in early 2001, aided by the Bank of Japan's announcement of a change in its monetary policy and the hope that new government leadership may implement long overdue structural reforms. But most gains were later erased as prospects of recession and deflation loomed once again.

Asian markets, which had rallied at the beginning of the year in anticipation of a U.S. recovery, faltered as expectations for growth vanished. Asian countries, increasingly reliant on exports to the United States and Japan, were hit hard by the downturn in technology. Meanwhile, emerging markets were hampered by concerns over financial crises in Argentina and Turkey.

We underweighted Japanese stocks, expecting poor economic fundamentals and slowing corporate earnings, and this hurt our performance, as did our overweighting in growth sectors such as technology and our stock selection in telecommunications. Problems in the communications sector were also a drag on performance, especially in Europe. We did better with stock selection in the consumer, health care and financial sectors.

Our worst performer was Check Point Software Technologies Ltd., a leading Israeli internet security company. Although its demand is solid, the company could not escape

PERFORMANCE OVER TIME
as of June 30, 2001

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

[graphic omitted]
STANDARD SHARES

 CITIZENS INTERNATIONAL GROWTH FUND                  MSCI EAFE INDEX
      12/20/00         10,000                    12/20/00         10,000
      12/31/00         10,010                    12/31/00         10,175
       3/31/01          8,230                     3/31/01          8,778
       6/30/01          8,220                     6/30/01          8,662


All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. When you sell your fund shares, they may be worth less or more than what you paid for them.

CITIZENS INTERNATIONAL GROWTH FUND
MANAGER COMMENTARY, CONTINUED

the slowdown in technology spending. Energis, based in the United Kingdom, also suffered after some high profile European telecom firms issued profit warnings and the market became concerned about the debt level and funding of telecom companies.

Our strongest holdings were in the health care sector. One of our largest holdings, Irish-based Elan Corp., was a top performer. The company has been successfully transforming itself from a drug delivery company into a high growth integrated pharmaceutical company. Grupo Dragados SA, based in Spain, also contributed strongly to performance.

We remain positive on international markets going forward. We believe the sharp sell-offs in major markets have left equities undervalued with many stocks trading at valuations not seen since the fall of 1998. The aggressive monetary easing by the United States and other central banks, as well as fiscal stimulus, should help revive growth in the second half of this year. We continue to like sectors that are economically sensitive, such as retailing, autos, diversified media and entertainment. We also continue to favor financials and health care for their long-term growth trend and attractive valuation.

CITIZENS INTERNATIONAL GROWTH FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ x 1,000)

SECURITY                                 SHARES         VALUE ($)
-----------------------------------------------------------------

COMMON STOCKS - 86.3%

AUTOMOBILE MANUFACTURING - 4.0%
Bayerische Motoren
  Werke AG                                1,000               33
Toyota Motor Corp.                          900               32
                                                         -------
                                                              65
BANKS - 3.6%
Royal Bank of Canada                        600               19
Royal Bank of
  Scotland Group plc                      1,800               40
                                                         -------
                                                              59

BASIC MATERIALS - 3.1%
Alcan, Inc.                                 600               25
Norske
  Skogsindustrier ASA                     1,675               26
                                                         -------
                                                              51

BROADCASTING - 1.2%
News Corp. Ltd. (ADR)                       500               19

CHEMICALS - 1.8%
L'Air Liquide SA                            200               29

COMMUNICATIONS EQUIPMENT - 1.3%
Ericsson AB, B shares                     4,000               22

COMPUTERS - 0.8%
Check Point Software
  Technologies, Ltd.                        250               13

CONSTRUCTION - 1.9%
Grupo Dragados SA                         2,500               31

ELECTRICAL EQUIPMENT - 2.0%
ASML Holding N.V.(b)                        800               18
Invensys plc                              7,500               14
                                                         -------
                                                              32

ELECTRONICS - 3.8%
Nintendo Co. Ltd.                           200               37
Sony Corp., (ADR)                           400               26
                                                         -------
                                                              63

ENERGY & UTILITIES - 6.2%
Companhia Paranaense
  de Energia, (ADR)                       2,700               20
Huaneng Power
International, Inc., (ADR)                  800               19
Precision Drilling Corp.(b)                 900               28
United Utilities plc                      3,500               34
                                                         -------
                                                             101

ENTERTAINMENT - 1.5%
Vivendi Universal SA(b)                     420               24

FINANCIAL - DIVERSIFIED - 3.2%
Irish Life &
  Permanent plc                           2,000               21
National Australia
  Bank Ltd.                               1,800               32
                                                         -------
                                                              53

FINANCIAL SERVICES - 5.3%
MLP AG                                      200               22
Promise Co. Ltd.                            400               33
UBS AG                                      224               32
                                                         -------
                                                              87

FOOD & BEVERAGES - 4.3%
Compass Group plc                         4,600               37
Parmalat Finanziaria
S.p.A.                                   12,490               33
                                                         -------
                                                              70

HEALTH CARE - 7.8%
Elan Corp. plc (ADR)(b)                     600               36
GlaxoSmithKline(ADR)(b)                     600               34
Sanofi-Synthelabo SA                        400               26
Synthes - Stratec, Inc.                      20               12
Teva Pharmaceutical
  Industries Ltd., (ADR)                    300               19
                                                         -------
                                                             127

INSURANCE - 6.1%
AXA, (ADR)                                1,400               39
CGNU plc                                  2,000               28
ING Groep NV, (ADR)                         500               33
                                                         -------
                                                             100


                              See Financial Notes                            53

CITIZENS INTERNATIONAL GROWTH FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ x 1,000)

SECURITY                                 SHARES         VALUE ($)
-----------------------------------------------------------------

MACHINERY - 1.3%
Vestas Wind Systems A/S                     480              22

MANUFACTURING - 2.4%
Fuji Photo Film Co.
  Ltd., (ADR)                               600              26
Grupo Auxiliar
  Metalurgico SA(b)                         620              13
                                                        -------
                                                             39

OFFICE EQUIPMENT & SUPPLIES - 2.0%
Canon, Inc., (ADR)                          800              33

PUBLISHING - 1.2%
VNU NV(b)                                   600              20

RETAIL - 9.2%
Boots Co. plc                             3,250              28
Delhaize - Le Lion SA                       700              41
Esprit Holdings Ltd.                     12,000              13
Fast Retailing Co. Ltd.                     100              17
Industria de Diseno Textil
  SA(b)                                   1,000              16
Wal-Mart De Mexico                       13,800              37
                                                        -------
                                                            152

SERVICES - 6.0%
Adecco SA, (ADR)                          2,000              23
Aldata Solution Oyj(b)                    4,900              17
Logica plc                                1,300              16
TNT Post Group NV, (ADR)                  1,000              21
Yamato Transport Co. Ltd.                 1,000              21
                                                        -------
                                                             98

TELECOMMUNICATIONS - 6.3%
NTT DoCoMo, Inc.                              1              17
Portugal Telecom
  SA(b)                                   3,600              26
Portugal Telecom
  SA - Bonus Rights(b)                    1,200               0
SK Telecom Co., Ltd. (ADR)                  700              12
Telefonica SA, (ADR)                        400              15
Telefonos de Mexico SA (ADR)                600              21
Vodafone Airtouch plc (ADR)                 600              13
                                                            104
                                                        -------
TOTAL COMMON STOCKS                                       1,414
                                                        =======
Cost: $1,482

SECURITY                               PRINCIPAL
  RATE, MATURITY DATE                   AMOUNT ($)      VALUE ($)
-----------------------------------------------------------------

REPURCHASE AGREEMENTS - 15.8%

Fifth Third Bank, Inc.,
  3.94%, 07/02/01
  (collateralized by Federal
  Home Loan Mortgage
  Corporation security)                     258             258
Cost: $258
                                                        -------
TOTAL INVESTMENTS - 102.1%                                1,672
Cost: $1,740(a)

LIABILITIES IN EXCESS OF
OTHER ASSETS - (2.1)%                                       (35)
                                                        -------
NET ASSETS - 100.0%                                     $ 1,637
                                                        =======

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $2. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation              $   40

    Unrealized depreciation                (110)
-------------------------------------------------------------------------------

    Net unrealized depreciation          $  (70)

(b) Non-income producing security.

    ADR-American Depositary Receipt


54                            See Financial Notes

The fund's portfolio holdings as of June 30, 2001, were distributed among the following countries:

                                                 PERCENTAGE OF NET ASSETS*
                                        ========================================
                                                        SHORT-TERM
                                         EQUITY          & OTHER          TOTAL
                                        ----------------------------------------
Australia                                 3.1%                              3.1%
Belgium                                   2.5%                              2.5%
Brazil                                    1.2%                              1.2%
Canada                                    4.4%                              4.4%
China                                     1.2%                              1.2%
Denmark                                   1.3%                              1.3%
Finland                                   1.0%                              1.0%
France                                    7.2%                              7.2%
Germany                                   5.3%                              5.3%
Hong Kong                                 0.8%                              0.8%
Ireland                                   1.3%                              1.3%
Israel                                    2.0%                              2.0%
Italy                                     2.0%                              2.0%
Japan                                    14.9%                             14.9%
Mexico                                    3.5%                              3.5%
Netherlands                               4.5%                              4.5%
Norway                                    1.6%                              1.6%
Portugal                                  1.6%                              1.6%
South Korea                               0.7%                              0.7%
Spain                                     4.6%                              4.6%
Sweden                                    1.3%                              1.3%
Switzerland                               2.1%                              2.1%
United Kingdom                           18.2%                             18.2%
United States                                              13.7%           13.7%
                                         -----             -----          ------
                                         86.3%             13.7%          100.0%


* Percentages are based on net assets of $1,637.


                              See Financial Notes                             55

CITIZENS INTERNATIONAL GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES-- AS OF JUNE 30, 2001

ASSETS
--------------------------------------------------------------------------------

  Investments, at value (cost $1,740,004)                      $       1,672,319
  Cash                                                                        44

  Receivables:
    Interest and dividends                                                 2,914
    Investments sold                                                      11,779
  Prepaid expenses                                                         3,397
                                                               -----------------

  Total assets                                                         1,690,453

LIABILITIES
--------------------------------------------------------------------------------

  Payables:
    Investments purchased                                                18,616
    Investment management fees                                              204
    Administrative fees                                                     648
    Shareholder service fees                                                804
    Distribution expenses                                                   150
    Other accrued expenses                                               32,759
                                                               -----------------
  Total liabilities                                                      53,181
                                                               -----------------

  NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)            $      1,637,272
                                                               =================

NET ASSETS
--------------------------------------------------------------------------------

Standard Shares:
  Net assets                                                   $      1,637,272
  Number of shares outstanding                                          199,134
  Net asset value, offering and redemption price
    per share                                                  $           8.22

Net assets consist of:
  Paid-in capital                                              $      1,811,710
  Accumulated net investment loss                                        (5,270)
  Accumulated net realized losses on investments and
    foreign currency transactions                                      (101,350)
  Net unrealized depreciation on investments and
    foreign currencies                                                  (67,818)
                                                               -----------------

NET ASSETS                                                     $      1,637,272
                                                               =================


56                            See Financial Notes

CITIZENS INTERNATIONAL GROWTH FUND
STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED JUNE 30, 2001(1)

INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                     $          4,385
  Dividend (net of withholding taxes of $1,113)                           8,378
                                                               ----------------
  Total investment income                                                12,763

Expenses
--------------------------------------------------------------------------------
  Investment management fees                                              4,930
  Administrative fees                                                     1,205
  Distribution expenses                                                   1,174
  Shareholder service fees                                                1,356
  Transfer agent fees                                                    11,337
  Custody and accounting fees                                            15,363
  Legal expenses                                                         14,682
  Registration expenses                                                  16,468
  Trustee expenses                                                       12,950
  Other expenses                                                          2,549
                                                               -----------------
  Total expenses before reimbursements and credits                       82,014
  Reimbursements                                                        (72,143)
  Custody and transfer agent credits                                     (1,187)
                                                               -----------------
  Net expenses                                                            8,684

NET INVESTMENT INCOME                                          $          4,079
                                                               -----------------

REALIZED AND UNREALIZED LOSSES FROM
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
--------------------------------------------------------------------------------
  Realized losses on investments and
    foreign currency transactions                              $       (111,502)
  Change in unrealized appreciation/depreciation on
    investments and foreign currencies                                  (67,818)
                                                               -----------------
  Net realized and unrealized losses on investments and
    foreign currencies                                         $       (179,320)

NET DECREASE IN NET ASSETS FROM OPERATIONS                     $       (175,241)
                                                               =================


(1) For the period December 20, 2000 (commencement of operations) to June 30, 2001.


                              See Financial Notes                             57

CITIZENS INTERNATIONAL GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                                FROM 12/20/00(1)
OPERATIONS                                                        TO 06/30/01
--------------------------------------------------------------------------------
  Net investment income                                        $          4,079
   Realized losses on investments and
    foreign currency transactions                                      (111,502)
  Change in unrealized
    depreciation on investments and
    foreign currencies                                                  (67,818)
                                                               -----------------
  Net decrease in net assets from operations                           (175,241)

  Increase in net assets from
    capital transactions                                              1,812,513

CHANGE IN NET ASSETS                                           $      1,637,272
                                                               ================

NET ASSETS
--------------------------------------------------------------------------------
    Beginning of period                                                      --
                                                               -----------------
    End of period                                              $      1,637,272
                                                               ================
    Accumulated net investment loss                                      (5,270)


(1) Commencement of operations.


58                            See Financial Notes

CITIZENS INTERNATIONAL GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                                FROM 12/20/00(1)
STANDARD SHARES                                                   TO 06/30/01
--------------------------------------------------------------------------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------
Net asset value,
beginning of period                                                   $10.00

Income/loss from investment operations:

  Net investment
    income                                                              0.04(2)

  Net realized and
    unrealized losses
    from investments and
    foreign currencies                                                 (1.82)
                                                               -----------------
  Total from
    investment operations                                              (1.78)

  Net asset value,
  end of period                                                        $8.22
                                                               ================
  Total Return (%)                                                    (17.80)(3)


RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
    ($ x 1,000)                                                       $1,637
Ratio of expenses to average
    net assets (%)                                                      1.85(4)
Ratio of net investment income
    to average net assets (%)                                           0.86(4)
Ratio of expenses to average
    net assets5 (%)                                                    17.47(4)
Portfolio turnover rate (%)                                            39.88



(1) Commencement of operations.
(2) Based on average shares outstanding.
(3) Not annualized.
(4) Annualized.
(5) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.


                              See Financial Notes                             59

--------------------------------------------------------------------------------
                                       ------
                              Citizens Income Fund
                                       ------

[photo of Susan
 Kelly omitted]

                           SHARE CLASS TICKER SYMBOL:
--------------------------------------------------------------------------------
                           WAIMX

SUSAN KELLY Team leader of the Citizens Income Fund since December 2000.

GOAL: Generate current income and pay a monthly dividend.

STRATEGY: Invests mainly in bonds and mortgage-backed securities.

INCEPTION DATE:
Standard Shares
06/10/92

AVERAGE ANNUAL TOTAL RETURNS (%) as of June 30, 2001

                                                                     Since
                             YTD         1 Year        5 Years    Inception
------------------------------------------------------------------------------
STANDARD SHARES              3.48         7.87          6.34         6.42

MANAGER COMMENTARY

Total return for the 12-month period ended June 30, 2001, was 8%. The Lehman Brothers U.S. Aggregate Index returned 11% for the same period.

The second half of 2000 saw corporate securities underperform their U.S. Treasury and government agency counterparts. The slowing U.S. economy had investors worried about economic growth and corporate leverage. Consequently, we saw a "flight to quality," with investors preferring lower yielding treasuries and agencies. This put pressure on the corporate bond market. After two months of spread tightening and the resulting increase in bond prices in the second quarter of 2001, the corporate bond market reversed its course and declined again in June hurting the fund's performance. A number of technical factors drove this decline: a dramatic increase in supply in May and profit-taking at the end of June. A fair number of negative earnings "pre-announcements" also contributed to the decline.

The telecommunications sector took a major drop last year. This underperformance affected the fund's performance in several ways. For one, the rising amount of telecommunications debt increased supply which, in turn, increased spreads and caused the fund's investments in telecommunications debt to decline. Another issue was credit quality. The entire sector has been drifting towards the high yield end of the spectrum, putting pressure on spreads. Finally, telecommunications bond issues are affected by changes in their equity counterparts, and telecommunications stocks were among the hardest hit in the severe stock downturn that took place during the report period.

During the report period, we increased the funds corporate bond exposure relative to our benchmark, and substantially decreased our high yield exposure from 30% to 21% over the year. We also increased our weighting in the insurance and finance sectors which served us well as both were strong for the year. American General Finance, Inc., Sovereign Bancorp, Inc. and Lehman Brothers Holdings, Inc., performed particularly well. Our cable and media holdings boosted performance, specifically Chancellor Media Corp. and Comcast Corp. From the beverage sector, PepsiAmericas, Inc., was a strong performer over the last six months.

Over the long term, we remain positive about the corporate bond market. We believe that the economy is close to its bottom and that profitability and growth will return later this year. As a result, we believe corporate leverage should decline,

PERFORMANCE OVER TIME
as of June 30, 2001

This chart shows the performance since inception of a $10,000 hypothetical investment in the fund's Standard shares, compared with the performance over the same period for the index shown.

STANDARD SHARES
[graphic omitted]

       CITIZENS INCOME FUND                   LEHMAN U.S. AGGREGATE INDEX
       6/10/92        10,000                     6/10/92       10,000
       6/30/92        10,080                     6/30/92       10,263
       6/30/93        11,096                     6/30/93       11,291
       6/30/94        11,101                     6/30/94       11,178
       6/30/95        12,261                     6/30/95       12,522
       6/30/96        12,932                     6/30/96       12,776
       6/30/97        14,170                     6/30/97       13,714
       6/30/98        15,656                     6/30/98       14,940
       6/30/99        15,779                     6/30/99       15,275
       6/30/00        16,307                     6/30/00       15,973
       6/30/01        17,591                     6/30/01       17,767

All index and fund performance figures assume reinvestment of dividends and distributions. Index results do not include costs of investing, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Past performance is not an indication of future results. Returns reflect expense reimbursements/waivers previously in effect, without which returns would have been lower. When you sell your fund shares, they may be worth less or more than what you paid for them.

CITIZENS INCOME FUND
MANAGER COMMENTARY, CONTINUED


and corporate spreads will tighten. With this in mind, we plan to remain overweighted in corporate bonds and continue to look for value in the market. In terms of sectors, we feel positive about the future of telecommunication issues. Although there may be bumps in the road, we believe this sector holds value over the long term. We plan to continue to focus on the investment-grade market unless we find some truly undervalued high yield issues.

CITIZENS INCOME FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                PRINCIPAL
  RATE, MATURITY DATE                   AMOUNT ($)     VALUE ($)
-----------------------------------------------------------------

CORPORATE BONDS - 84.3%

AUTOMOTIVE RENTALS - 2.8%
Hertz Corp.,
  7.40%, 03/01/11                         2,000            2,023

BANKS - 5.4%
Abbey National plc,
  6.70%, 06/29/49                           680              645
Bank One Corp.,
  7.88%, 08/01/10                         1,000            1,070
First Republic Bank of
  San Francisco,
  7.75%, 09/15/12                         1,250            1,084
Sovereign Bancorp, Inc.,
  10.50%, 11/15/06                        1,000            1,087
                                                         -------
                                                           3,886

BROADCASTING - 6.2%
Adelphia Communications Corp.,
  9.50%, 02/15/04                           171              164
Chancellor Media Corp.,
  8.00%, 11/01/08                           500              519
  8.75%, 06/15/07                         1,000            1,051
Comcast Corp.,
  7.63%, 04/15/08                           750              783
  9.63%, 03/15/02                           500              515
Rogers Communications, Inc.,
  9.13%, 01/15/06                           500              500
Turner Broadcasting
  Systems, Inc.,
  8.40%, 02/01/24                           750              773
United-Pan Europe
  Communications N.V.
  0.00%, 02/01/10
  (Step bond, coupon
  13.75% after 02/01/05),                 1,000              150
                                                         -------
                                                           4,455

COMMERCIAL SERVICES - 1.2%
United Rentals, Inc., Series B,
  9.50%, 06/01/08                           900             855

COMMUNICATIONS EQUIPMENT - 6.6%
Global Crossing Holdings Ltd.,
  9.13%, 11/15/06                         1,000             788
MasTec, Inc.,
  7.75%, 02/01/08                         1,000             840
Nextel Communications, Inc.
  0.00%, 10/31/07
  (Step bond, coupon
  9.75% after 10/31/02),                  1,000             666
Nextel Communications, Inc.,
  12.00%, 11/01/08                          500             445
Qwest Capital Funding,
  7.25%, 02/15/11                         2,000           1,980
                                                        -------
                                                          4,719

COMPUTERS - 1.4%
Computer Sciences Corp.,
  7.38%, 06/15/11                         1,000             988

CONSUMER FINANCE - 2.6%
American General
  Finance, Inc.,
  7.50%, 08/11/10                         1,000           1,066
Countrywide Capital,
  5.25%, 06/15/04                           500             498
  8.00%, 12/15/26                           250             246
                                                        -------
                                                          1,810

ENERGY & UTILITIES - 8.3%
Calpine Corp.,
  8.50%, 02/15/11                         1,000             964
  8.63%, 08/15/10                         1,000             968
El Paso Corp.,
  8.05%, 10/15/30                         2,000           2,010
Enron Corp.,
  6.40%, 07/15/06                         2,000           1,996
                                                        -------
                                                          5,938

ENTERTAINMENT - 4.4%
AOL Time Warner, Inc.,
  6.75%, 04/15/11                           500             492
  9.13%, 01/15/13                         1,400           1,600
Viacom, Inc.,
  7.88%, 07/30/30                         1,000           1,053
                                                        -------
                                                          3,145

FINANCIAL - DIVERSIFIED - 3.5%
Citigroup, Inc.,
  6.50%, 01/18/11                         1,000             993
  7.25%, 10/01/10                         1,000           1,040
Credit Suisse First Boston,
  7.90%, 05/29/49                           500             509
                                                        -------
                                                          2,542
FOODS - 5.7%
Kellogg Co.,
  7.45%, 04/01/31                         2,000           1,999
PepsiAmericas, Inc.,
  5.95%, 02/15/06                         1,000             994
Whitman Corp.,
  6.38%, 05/01/09                         1,155           1,123
                                                        -------
                                                          4,116


                              See Financial Notes                             63

CITIZENS INCOME FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                PRINCIPAL
  RATE, MATURITY DATE                   AMOUNT ($)      VALUE ($)
-----------------------------------------------------------------

HEALTH CARE - 5.0%
Aetna, Inc.,
7.88%, 03/01/11                           1,000             972
Apogent Technologies, Inc.,
8.00%, 04/01/11                           1,000           1,024
Kaiser Foundation Health Plan,
9.00%, 11/01/01                              50              51
Universal Health Services, Inc.,
8.75%, 08/15/05                           1,500           1,522
                                                        -------
                                                          3,569

HOME BUILDING - 4.1%
Pulte Corp.,
8.13%, 03/01/11                           2,000           1,965
Toll Corp.,
8.75%, 11/15/06                           1,000           1,000
                                                        -------
                                                          2,965

HOTELS - 3.5%
Hilton Hotels Corp.,
8.25%, 02/15/11                             500             497
Marriott International,
7.00%, 01/15/08                           2,000           2,006
                                                        -------
                                                          2,503

INVESTMENT BANKING & BROKERAGE - 3.9%
The Goldman Sachs Group, Inc.,
6.88%, 01/15/11                           2,000           1,989
Lehman Brothers Holdings, Inc.,
7.36%, 12/15/03                             800             833
                                                        -------
                                                          2,822

REAL ESTATE - 3.7%
Archstone Communities Trust,
7.90%, 02/15/16                             500             492
Property Trust of America,
6.88%, 02/15/08                             875             864
Weingarten Realty Investors,
6.88%, 06/25/27                           1,300           1,285
                                                        -------
                                                          2,641

RETAIL - 13.3%
Buhrmann U.S., Inc.,
12.25%, 11/01/09                            750             739
The Gap, Inc.,
5.63%, 05/01/03                           1,000           1,005
Home Depot, Inc.,
5.38%, 04/01/06                           2,000           1,967
Kroger Co.,
6.80%, 04/01/11                           1,000             988
8.64%, 07/02/12                             652             690

SAFEWAY, INC.,
6.50%, 03/01/11                           1,000             975
7.50%, 09/15/09                           1,000           1,042
Tricon Global Restaurants,
8.88%, 04/15/11                           2,000           2,049
                                                        -------
                                                          9,455

TELECOMMUNICATIONS - 2.7%
WorldCom, Inc.,
7.50%, 05/15/11                           2,000           1,947
                                                        -------
TOTAL CORPORATE BONDS                                    60,379
Cost: $61,415


U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.9%

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 6.9%
5.25%, 06/15/06                           2,000            1,972
6.50%, 12/01/28                           1,689            1,669
7.00%, 01/01/30                           1,249            1,257
                                                         -------
                                                           4,898

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 2.0%
6.00%, 08/15/08                              76               77
6.00%, 03/15/29                             749              725
7.00%, 04/15/07                              44               46
7.00%, 03/15/22                              14               15
7.00%, 10/15/22                             191              194
7.00%, 06/15/23                             122              124
8.00%, 12/15/21                              25               27
8.00%, 05/15/22                              64               67
8.00%, 09/15/22                              20               21
8.50%, 06/15/21                              10               10
9.00%, 05/15/09                              60               63
9.00%, 11/15/16                               8                9
9.00%, 02/15/17                              21               23
9.00%, 10/15/20                               1                1
9.00%, 11/15/20                               7                7
9.50%, 03/15/17                              28               31
9.50%, 09/15/17                              12               13
                                                         -------
                                                           1,453
                                                         =======
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                                         6,351
Cost: $6,302


64                            See Financial Notes

SECURITY                                    SHARES      VALUE ($)
-----------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS - 1.7%

BANKS - 0.6%
First Republic Preferred
Capital Corp.                                  500           439

COMMERCIAL SERVICES - 0.4%
United Rentals Trust, Inc.(b)                7,200           275

REAL ESTATE - 0.7%
Equity Office
Properties Trust(b)                         10,000           481
                                                         -------
TOTAL CONVERTIBLE PREFERRED STOCK                          1,195
Cost: $1,360


PREFERRED STOCKS - 1.4%

COMMUNICATIONS EQUIPMENT - 1.4%
Broadwing
Communications, Inc.                         1,000           990
Cost: $1,097



SECURITY                                PRINCIPAL
  RATE, MATURITY DATE                   AMOUNT ($)      VALUE ($)
-----------------------------------------------------------------
MUNICIPAL NOTES AND BONDS - 1.3%

Government of Quebec
6.13%, 01/22/11                              1,000           965
Cost: $992


REPURCHASE AGREEMENTS - 1.2%

Fifth Third Bank, Inc.,
3.94%, 07/02/01
(collateralized by Federal
National Mortgage
Corporation security)                          868           868
Cost: $868
                                                         -------
TOTAL INVESTMENTS - 98.8%                                 70,748
Cost: $72,034(a)

OTHER ASSETS IN EXCESS OF
LIABILITIES - 1.2%                                           891
                                                         -------
NET ASSETS - 100.0%                                      $71,639
                                                         =======



(a) Cost for federal income tax and financial reporting purposes is the same and differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation             $       938

    Unrealized depreciation                  (2,223)
    ----------------------------------------------------------------------------
    Net unrealized depreciation         $    (1,285)

(b) Non-income producing security.



                              See Financial Notes                            65

CITIZENS INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES -- AS OF JUNE 30, 2001

ASSETS
--------------------------------------------------------------------------------

  Investments, at value (cost $72,033,547)                        $  70,748,379

  Receivables:
    Interest and dividends                                            1,366,111
                                                                  --------------
  Total assets                                                       72,114,490


LIABILITIES
--------------------------------------------------------------------------------
  Payables:
    Dividends to shareholders                                           377,403
    Investment management fees                                           11,471
    Administrative fees                                                   4,741
    Distribution expenses                                                 7,013
    Other accrued expenses                                               74,500
                                                                  --------------
  Total liabilities                                                     475,128
                                                                  --------------

  NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)               $  71,639,362
                                                                  ==============

NET ASSETS
--------------------------------------------------------------------------------

Standard Shares:

  Net assets                                                      $  71,639,362
  Number of shares outstanding                                        6,965,998
  Net asset value, offering and redemption price
    per share                                                     $       10.28

Net assets consist of:
  Paid-in capital                                                 $  74,176,172
  Accumulated net investment loss                                        (3,288)
  Dividends in excess of accumulated realized gains/losses           (1,248,354)
   Net unrealized depreciation on investments                        (1,285,168)
                                                                  --------------

NET ASSETS                                                        $  71,639,362
                                                                  ==============



66                            See Financial Notes

CITIZENS INCOME FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                        $   4,924,663
  Dividend                                                              342,083
                                                                  --------------
  Total investment income                                             5,266,746

EXPENSES
--------------------------------------------------------------------------------
  Investment management fees                                            429,441
  Administrative fees                                                    69,868
  Distribution expenses                                                 165,169
  Shareholder service fees                                               27,451
  Transfer agent fees                                                   132,659
  Custody and accounting fees                                            39,869
  Other expenses                                                        120,656
                                                                  --------------
  Total expenses before reimbursements and credits                      985,113
  Reimbursements                                                       (57,976)
  Custody and transfer agent credits                                    (2,042)
                                                                  --------------
  Net expenses                                                          925,095

NET INVESTMENT INCOME                                             $   4,341,651
                                                                  --------------

REALIZED AND UNREALIZED GAINS/LOSSES FROM INVESTMENTS
--------------------------------------------------------------------------------
  Realized losses on investments                                 $    (797,240)
  Change in unrealized appreciation/depreciation
    on investments                                                    1,339,273
                                                                  --------------
  Net realized and unrealized gains on investments                $     542,033

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $   4,883,684
                                                                  ==============


                              See Financial Notes                             67

CITIZENS INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS

                                        FOR THE YEAR ENDED   FOR THE YEAR ENDED
OPERATIONS                                        06/30/01             06/30/00
--------------------------------------------------------------------------------
  Net investment income                 $        4,341,651   $        3,956,565
  Realized losses on investments                  (797,240)            (375,349)
  Change in unrealized
    appreciation/depreciation
    on investments                               1,339,273           (1,531,511)
                                        ----------------------------------------
  Net increase in net assets
    from operations                              4,883,684            2,049,705

DIVIDENDS TO SHAREHOLDERS
--------------------------------------------------------------------------------
  From net investment income                    (4,472,803)          (3,820,773)
  From net realized gains
    on investments                                 (26,275)             (81,870)
                                        ----------------------------------------
  Total dividends                               (4,499,078)          (3,902,643)

Increase in net assets from
    capital transactions                          9,419,256              851,888

CHANGE IN NET ASSETS                    $        9,803,862    $      (1,001,050)
                                        ========================================

NET ASSETS
--------------------------------------------------------------------------------
  Beginning of period                           61,835,500           62,836,550
                                        ----------------------------------------
  End of period                         $       71,639,362    $      61,835,500
                                        ========================================
  Accumulated net investment
    income/loss                                     (3,288)             156,763



68                            See Financial Notes

CITIZENS INCOME FUND
FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEARS ENDED
STANDARD SHARES                         06/30/01        06/30/00        06/30/99        06/30/98        06/30/97
-----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $10.20          $10.51          $11.03          $10.56          $10.28

Income/loss from investment operations:
  Net investment income                     0.68            0.65            0.59            0.60            0.67
  Net realized and
    unrealized gains/losses
    from investments                        0.10           (0.32)          (0.50)           0.49            0.28
                                          -----------------------------------------------------------------------
Total from
investment operations                       0.78            0.33            0.09            1.09            0.95

Less dividends to shareholders:
  From net investment income               (0.70)          (0.63)          (0.59)          (0.60)          (0.67)
  From net realized gains                     --(1)        (0.01)          (0.02)          (0.02)             --
                                          -----------------------------------------------------------------------
Total dividends                            (0.70)          (0.64)          (0.61)          (0.62)          (0.67)
                                          -----------------------------------------------------------------------
Net asset value,
end of period                             $10.28          $10.20          $10.51          $11.03          $10.56
                                          =======================================================================
Total Return (%)                            7.87            3.35            0.78           10.49            9.57

RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                            $71,639         $61,836         $62,837         $51,366         $33,230
Ratio of expenses to average
  net assets (%)                            1.40            1.45            1.45            1.74            1.41
Ratio of net investment income
  to average net assets (%)                 6.55            6.34            5.50            5.55            6.44
Ratio of expenses to average
  net assets(2) (%)                         1.48            1.47            1.49            1.86            1.47
Portfolio turnover rate (%)                60.53           52.96           44.07           80.14           64.56




(1) Less than $0.005 per share.
(2) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.


                              See Financial Notes                             69

--------------------------------------------------------------------------------
                                    ------------
                           Citizens Money Market Fund
                                    ------------

                          SHARE CLASS TICKER SYMBOLS:
                          Standard      Institutional
--------------------------------------------------------------------------------
                           WKAXX            WAIXX

[photo of Susan
 Kelly omitted]

SUSAN KELLY Team leader of the Citizens Money Market Fund since March 2000.

GOAL: Current income consistent with safety and liquidity.

STRATEGY: Invests exclusively in money market instruments.

INCEPTION DATES:

Standard Shares
08/30/83

Institutional Shares
02/01/96

AVERAGE ANNUAL TOTAL RETURNS  (%) as of June 30, 2001

                                                                    SINCE
                             YTD         1 YEAR        5 YEARS    INCEPTION
------------------------------------------------------------------------------
STANDARD SHARES              2.24         5.23          4.56        4.19(1)
INSTITUTIONAL SHARES         2.33         5.43          5.06        5.06

(1) The inception date for the Citizens Money Market Fund, Standard shares, is August 30, 1983. Complete data for periods prior to 1991 is not available. The Standard shares, since inception return listed above is from 01/01/91.

MANAGER COMMENTARY

During the report period, the money market arena was driven by a complete reversal of market sentiment on the part of the Federal Reserve (Fed). At mid-year 2000, the Fed was tightening the money supply, believing that the economy was on the brink of an inflationary environment. Since then the economy has dramatically slowed, due in part to lower growth of corporate profits and productivity and a decrease in spending on capital equipment. Any possible signs of inflation have long since vanished.

As a result, the Fed has shifted its stance to one that is geared to the opposite situation of a year ago. During the first half of 2001 alone, the Fed lowered interest rates six times. The Federal Funds rate dropped from 6.50% on January 2, 2001, to 3.75% on June 27, 2001, with a possibility of additional cuts to follow, depending on the Fed's assessment of the economy and whether it is continuing to deteriorate. Needless to say, these changes had a substantial effect on the yields of all money market funds.

During 2000, to take advantage of rising interest rates, we kept the fund's weighted average maturity relatively short compared to the fund's peers. On July 1, 2000, the fund had an average maturity of 29 days. As the yield curve started to invert, we maintained our short duration bias, because in an inverted yield curve, short-term rates are higher than long-term rates. As of the end of the report period, we shifted strategy, based on our belief that the Fed was just about finished with its easing of the monetary policy. As of June 30, 2001, the fund's average weighted maturity was 53 days. We believe that going forward, the yield curve will revert back to its usual upward sloping shape, in which long-term yields are higher than short-term yields. This should bode well for money market yields.

We believe that the U.S. economy is close to its bottom and that corporate profits will begin to grow again in the fourth quarter of this year or the first quarter of 2002. As a result, the Fed will most likely hold steady with rates for quite some time. This will create a more stable interest rate environment for money markets as a whole. However, if the economy fails to rebound as we expect, the Fed will likely continue to lower rates to stimulate the economy.

CITIZENS MONEY MARKET FUND
PORTFOLIO HOLDINGS -- AS OF JUNE 30, 2001 ($ X 1,000)

SECURITY                                PRINCIPAL
  RATE, MATURITY DATE                   AMOUNT ($)      VALUE ($)
-----------------------------------------------------------------

COMMERCIAL PAPER - 81.7%
Abbey National Bank,
  3.58%, 09/11/01                         3,000           2,979
  3.93%, 07/10/01                         3,500           3,497
American General
  Finance Corp.,
  3.91%, 08/16/01                         5,766           5,737
Atlantis One Funding Corp.,
  3.83%, 09/26/01                         4,847           4,802
Blue Ridge Asset,
  3.83%, 08/31/01                         4,337           4,309
Campbell Soup Co.,
  3.93%, 07/10/01                         6,494           6,487
Cooperative Association of
  Tractor Dealers,
  3.32%, 08/21/01                         2,000           1,989
  3.82%, 11/16/01                         4,100           4,038
  4.29%, 07/23/01                         4,632           4,620
Countrywide Home
  Loans, Inc.,
  4.08%, 07/02/01                         5,794           5,793
Fountain Square
  Commercial Funding,
  3.80%, 08/10/01                         3,118           3,105
Galaxy Funding, Inc.,
  3.88%, 09/21/01                         4,447           4,408
The Gillette Co.,
  3.95%, 08/17/01                         4,000           3,979
The Goldman Sachs
  Group, Inc.,
  4.02%, 08/03/01                         4,122           4,107
  4.59%, 07/10/01                         1,790           1,788
Hewlett Packard Co.,
  3.88%, 08/10/01                         3,779           3,763
  3.92%, 08/20/01                         2,796           2,781
John Deere and Co.,
  3.99%, 08/28/01                         6,135           6,099
JP Morgan Chase,
  3.64%, 08/22/01                         2,634           2,620
McGraw-Hill
  Companies, Inc.,
  3.85%, 09/12/01                         6,441           6,390
Nationwide Anglia
  Building Society,
  3.93%, 08/08/01                         4,000           3,983
The Stanley Works,
  3.65%, 09/17/01                         4,500           4,464
Stellar Funding Group, Inc.,
  3.90%, 08/27/01                         2,157           2,144
  4.69%, 07/12/01                         2,913           2,909
Sweetwater Capital,
  3.54%, 12/27/01                         1,426           1,401
  3.99%, 07/03/01                         5,453           5,452
Toronto Dominion Bank,
  3.59%, 09/19/01                         3,683           3,654
UBS Finance Corp.,
  4.95%, 07/16/01                         4,970           4,960
Verizon Global (Bell Atlantic
  Financial Service),
  3.90%, 07/24/01                         6,000           5,985
                                                        =======
TOTAL COMMERCIAL PAPER                                  118,243
Cost: $118,243


CERTIFICATES OF DEPOSIT - 12.0%

City National Bank of
  New Jersey,
  4.95%, 03/20/02                           100             100
Independence Federal
  Savings Bank,
  5.30%, 03/30/02                           100             100
Mercantile Safe
  Deposit and Trust,
  6.70%, 11/13/01                         3,000           3,000
  6.94%, 08/21/01                         3,000           3,000
Regions Bank,
  5.20%, 08/15/01                         3,000           3,000
Self Help Credit Union,
  6.15%, 12/16/01                           100             100
South Shore Bank
  of Chicago,
  6.30%, 12/18/01                           100             100
Toronto Dominion Bank,
  6.30%, 07/12/01                         2,000           2,000
Wilmington Trust Corp.,
  3.74%, 04/02/02                         3,000           3,000
  5.41%, 07/19/01                         3,000           3,000

TOTAL CERTIFICATES OF DEPOSIT                            17,400
                                                         ======
Cost: $17,400


MUNICIPAL NOTES - 4.0%

Genesse County Michigan,
  3.85%, 07/05/01(b)                      2,030           2,030
Los Angeles, California
  Community
  Redevelopment Agency,
  4.10%, 07/05/01(b)                        300             300
New York State Housing
  Finance Agency,
  4.00%, 07/05/01(b)                      3,500           3,500
                                                         ======
TOTAL MUNICIPAL NOTES                                     5,830
Cost: $5,830


72                            See Financial Notes

SECURITY                               PRINCIPAL
  RATE, MATURITY DATE                   AMOUNT ($)      VALUE ($)
-----------------------------------------------------------------

CORPORATE BONDS - 3.1%

Pelican Capital LLC,
  4.10%, 07/05/01(b)                        625             625
Redding Life Care LLC,
  4.05%, 07/05/01(b)                      3,800           3,800
                                                       ========
TOTAL CORPORATE BONDS                                     4,425
Cost: $4,425
                                                       --------
TOTAL INVESTMENTS - 100.8%                              145,898
Cost: $145,898(a)

LIABILITIES IN EXCESS OF
OTHER ASSETS - (0.8)%                                    (1,212)
                                                       --------
NET ASSETS - 100.0%                                    $144,686
                                                       ========




(a) Represents cost and value for financial reporting and federal income tax purposes.
(b) Variable rate security. The rate presented represents rate in effect at June 30, 2001.



                              See Financial Notes                             73

CITIZENS MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES -- AS OF JUNE 30, 2001

ASSETS
--------------------------------------------------------------------------------

  Investments, at value (cost $145,898,057)                      $  145,898,057
  Cash                                                                1,787,797

  Receivables:
    Interest and dividends                                              549,613
  Prepaid expenses                                                       18,439
                                                                 ---------------
  Total assets                                                      148,253,906

LIABILITIES
--------------------------------------------------------------------------------

  Payables:
    Dividends to shareholders                                           415,163
    Investments purchased                                             3,000,000
    Investment management fees                                           20,837
    Administrative fees                                                   6,672
    Other accrued expenses                                              125,000
                                                                 ---------------
  Total liabilities                                                   3,567,672
                                                                 ---------------

  NET ASSETS (TOTAL ASSETS MINUS TOTAL LIABILITIES)              $  144,686,234
                                                                 ===============

NET ASSETS
--------------------------------------------------------------------------------

Standard Shares:
  Net assets                                                     $  117,211,125
  Number of shares outstanding                                      117,302,145
  Net asset value, offering and redemption price
    per share                                                    $         1.00

Institutional Shares:
  Net assets                                                     $   27,475,109
  Number of shares outstanding                                       27,468,098
  Net asset value, offering and redemption price
    per share                                                    $         1.00

Net assets consist of:
    Paid-in capital                                              $  144,704,219
    Dividends in excess of net investment income                        (8,902)
    Accumulated net realized losses on investments                      (9,083)
                                                                 ---------------
NET ASSETS                                                       $  144,686,234
                                                                 ===============


74                            See Financial Notes

CITIZENS MONEY MARKET FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME
--------------------------------------------------------------------------------
  Interest                                                       $    8,488,019

EXPENSES
--------------------------------------------------------------------------------
  Investment management fees                                            497,473
  Administrative fees                                                   144,846
  Shareholder service fees:
    Standard shares                                                      65,856
    Institutional shares                                                    723
  Transfer agent fees:
    Standard shares                                                     210,771
    Institutional shares                                                 11,855
  Custody and accounting fees                                            62,337
  Printing and postage expenses                                          92,767
  Other expenses                                                        129,815
                                                                 ---------------
  Total expenses before credits                                       1,216,443
  Custody and transfer agent credits                                     (4,421)
                                                                 ---------------
  Net expenses                                                        1,212,022

NET INVESTMENT INCOME                                            $    7,275,997
                                                                 ---------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    7,275,997
                                                                 ==============



                              See Financial Notes                             75

CITIZENS MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS

                                        FOR THE YEAR ENDED   FOR THE YEAR ENDED
OPERATIONS                                        06/30/01             06/30/00
--------------------------------------------------------------------------------
  Net investment income                 $       7,275,997   $         6,060,604
                                        ------------------   -------------------
  Net increase in net assets
    from operations                             7,275,997             6,060,604

DIVIDENDS TO SHAREHOLDERS
--------------------------------------------------------------------------------
  From net investment income:
    Standard shares                            (5,930,489)           (4,945,844)
    Institutional shares                       (1,363,493)           (1,114,760)
                                        ------------------   -------------------
  Total dividends                              (7,293,982)           (6,060,604)

Increase in net assets from
  capital transactions                          8,633,649             7,867,082

CHANGE IN NET ASSETS                    $       8,615,664    $        7,867,082
                                        ==================   ===================

NET ASSETS
--------------------------------------------------------------------------------
  Beginning of period                         136,070,570           128,203,488
                                        ------------------   -------------------
  End of period                          $    144,686,234     $     136,070,570
                                        ==================   ===================



76                            See Financial Notes

CITIZENS MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEARS ENDED
STANDARD SHARES                         06/30/01        06/30/00        06/30/99        06/30/98        06/30/97
==================================================================================================================

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $1.00           $1.00           $1.00           $1.00           $1.00

Income from investment operations:
    Net investment income                  0.05            0.05            0.04            0.05            0.04

Less dividends to shareholders:
    From net investment income            (0.05)          (0.05)          (0.04)          (0.05)          (0.04)
                                      ----------------------------------------------------------------------------

Net asset value,
end of period                              $1.00           $1.00           $1.00           $1.00           $1.00
                                      ============================================================================
Total Return (%)                            5.23            4.67            4.07            4.54            4.30


RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
    ($ x 1,000)                        $117,211        $112,700        $105,740        $103,597         $85,179

Ratio of expenses to average
    net assets (%)                         0.89            1.17            1.19            1.21            1.25

Ratio of net investment income
    to average net assets (%)              5.08            4.59            4.00            4.46            4.23

Ratio of expenses to average
    net assets1 (%)                        0.89            1.18            1.24            1.23            1.39






(1) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.



                              See Financial Notes                             77

CITIZENS MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEARS ENDED
INSTITUTIONAL SHARES                    06/30/01        06/30/00        06/30/99        06/30/98        06/30/97
==================================================================================================================

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $1.00           $1.00           $1.00           $1.00           $1.00

Income from investment operations:
  Net investment income                     0.05            0.05            0.05            0.05            0.05

Less dividends to shareholders:
  From net investment income              (0.05)          (0.05)          (0.05)          (0.05)          (0.05)
                                      ----------------------------------------------------------------------------

Net asset value,
end of period                              $1.00           $1.00           $1.00           $1.00           $1.00
                                      ============================================================================
Total Return (%)                            5.43            5.04            4.58            5.23            5.01

RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
  ($ x 1,000)                            $27,475         $23,370         $22,464         $18,178         $17,504

Ratio of expenses to average
  net assets (%)                            0.70            0.81            0.70            0.56            0.60

Ratio of net investment income
  to average net assets (%)                 5.22            4.93            4.47            5.11            4.92

Ratio of expenses to average
  net assets(1) (%)                         0.70            0.82            0.70            0.56            0.60






(1) During the period, certain fees and/or expenses were reimbursed. If such reimbursements had not occurred, the ratio would have been as indicated.



78                            See Financial Notes

-------------------------------------------------------------------------------
---------------
Financial Notes
---------------

-------------------------------------------------------------------------------

ORGANIZATION

The Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund and Citizens Money Market Fund (individually a "fund", collectively the "funds") are each a series of shares of beneficial interest of Citizens Funds (the "Trust"). Collectively, these funds are known as the "Citizens Funds". The Trust is organized as a Massachusetts business trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

The Citizens Core Growth Fund, Citizens Emerging Growth Fund and Citizens Global Equity Fund currently offer three classes of shares: Standard shares, Institutional shares and Administrative shares. The Citizens Money Market Fund offers two classes of shares: Standard shares and Institutional shares. The Citizens Small Cap Core Growth Fund, Citizens International Growth Fund and Citizens Income Fund offer one class of shares: Standard shares. Each class of shares in the fund has identical rights and privileges except with respect to fees paid under class specific agreements, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION

Equity securities are valued at the last sale price on the primary exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are valued, or lacking any sales, at the last available bid price for domestic securities and halfway between the bid and ask price for international securities. Fixed income investments generally are valued at the bid price for securities. Short-term securities are valued at amortized cost. Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sales) are valued at fair value, using procedures determined in good faith by the Board of Trustees.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value.

SECURITY TRANSACTIONS AND RELATED
INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on the identified cost basis, unless otherwise specified. Interest income is recorded on an accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

FOREIGN CURRENCY TRANSLATION

The accounting records of the funds are maintained in U.S. Dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. Dollars at the current rate of exchange. Purchases and sales of securities, and income and expenses are translated into U.S. Dollars at the prevailing rate of exchange on the respective dates of such transactions. The changes in foreign exchange rates on investments are not isolated on the Statement of Operations. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

FOREIGN CURRENCY CONTRACTS

The Citizens Global Equity Fund and Citizens International Growth Fund use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. Dollar value of foreign currency contracts is determined using the contractual currency exchange rates established at the time of each trade.

REPURCHASE AGREEMENTS

It is the funds' policy to receive collateral securities of which the value, including accrued interest, is at least equal to 102% of the amount to be repaid to the funds under each agreement at its maturity.

RESTRICTED SECURITIES

The funds are permitted to invest in privately placed securities. These securities may be resold in transactions exempt from registration, or to the public, if the securities are registered under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and the prompt sale at an acceptable price may be difficult. Restricted securities (excluding Rule 144A issues) are valued at their fair value in good faith under consistently applied procedures approved by the Board of Trustees. The Citizens Core Growth Fund's restricted securities held at year end are presented at the end of the funds' Portfolio Holdings.

DIVIDENDS TO SHAREHOLDERS

The Citizens Core Growth Fund, Citizens Emerging Growth Fund,
Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund and the Citizens International Growth Fund declare and distribute dividends from net investment income, if any, to shareholders annually. The Citizens Income Fund declares and distributes dividends from net investment income to shareholders monthly. Dividends from net investment income for the Citizens Money Market Fund are declared daily and paid monthly. The funds' net realized gains, if any, are distributed to shareholders at least annually.

Additional dividends may also be paid to the funds' shareholders to the extent necessary to avoid federal excise tax on certain undistributed income and net realized gains.

The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

FEDERAL INCOME TAXES

Each fund is a separate taxable entity for federal tax purposes. Each fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders.

FEES AND OTHER TRANSACTIONS
WITH AFFILIATES

INVESTMENT MANAGEMENT FEE

Citizens Advisers, Inc. (the "Adviser") serves as Adviser to each of the funds. Under the terms of the management contract, the Adviser is paid a fee at least quarterly. The fee is computed daily based on an annual rate for each fund's average daily net assets. Those rates are as follows:

                                                                       FEE RATE
-------------------------------------------------------------------------------

CITIZENS CORE GROWTH FUND                                                 0.50%

CITIZENS EMERGING GROWTH FUND                                             1.00%
CITIZENS SMALL CAP
CORE GROWTH FUND                                                          0.50%

CITIZENS GLOBAL EQUITY FUND                                               1.00%

CITIZENS INTERNATIONAL
GROWTH FUND                                                               1.05%

CITIZENS INCOME FUND                                                      0.65%

CITIZENS MONEY MARKET FUND                                                0.35%

Seneca Capital Management LLC serves as the Sub-Adviser for the Citizens Emerging Growth Fund and served as Sub-Adviser for the Citizens Income Fund until December 1, 2000. Clemente Capital, Inc. serves as the Sub-Adviser for the Citizens Global Equity Fund and Citizens International Growth Fund. For their services, the Sub-Advisers receive fees computed daily based on an annual rate for each fund's average daily net assets, paid by the Adviser as follows:

        FEE RATE
-------------------------------------------------------------------------------

CITIZENS EMERGING GROWTH FUND
        0.35% of the first $100 million
        0.25% thereafter

CITIZENS GLOBAL EQUITY FUND
        0.35% of the first $500 million
        0.25% thereafter

CITIZENS INTERNATIONAL GROWTH FUND
        0.40% of the first $500 million
        0.30% thereafter

DISTRIBUTION FEE

Citizens Securities, Inc. (the "Distributor") is a wholly owned subsidiary of the Adviser and serves as the funds' Distributor. Pursuant to Rule 12b-1 under the 1940 Act, the Trust's shareholders have adopted a separate distribution plan with respect to the funds' Standard and Administrative shares pursuant to which the funds reimburse the Distributor.

At a meeting of shareholders on May 21, 2001, adjourned to July 3, 2001, shareholders of Standard shares of the Citizens Small Cap Core Growth Fund, Citizens Income Fund and Citizens Money Market Fund amended the existing distribution plan to allow for compensation (as opposed to reimbursement for actual expenses incurred) in an amount equal to 0.25% of average annual net assets. Distribution fees for the year ended June 30, 2001, were 0.25% of average daily net assets for the Standard and Administrative shares of the Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund and Citizens Income Fund.

ADMINISTRATIVE AND SHAREHOLDER
SERVICE FEES

The Adviser, with whom certain officers and trustees are affiliated, performs administrative duties for the Trust under a separate administrative contract, which provides for the reimbursement of out of pocket expenses as well as fees for services rendered. In accordance with the terms of the administrative contract, fees and expenses are accrued daily and paid at least quarterly based on average daily net assets of each fund of 0.10%.

In addition, Citizens Securities, Inc., a wholly owned subsidiary of the Adviser, provides a number of administrative services to the Trust relating primarily to shareholder services and communications, and is paid an account fee for providing such services and communications for each of the individual funds with the exception of the Citizens Core Growth Fund, Standard shares. The Citizens Core Growth Fund, Standard shares may be charged a shareholder service fee of up to 0.35% based on the average daily net assets of the class. For the year ended June 30, 2001, a fee of 0.28% was charged.

TRANSFER AGENCY AND FUND ACCOUNTING

PFPC Inc. served as Transfer Agent and State Street Bank and Trust Company served as Fund Accountant to the funds until December 11, 2000, and September 29, 2000, respectively, at which time BISYS Fund Services Ohio, Inc. became the funds' Transfer Agent and Fund Accountant. BISYS Fund Services Ohio, Inc., provides these services for the funds pursuant to certain fee arrangements. Under agreements with PFPC, transfer agent fees were reduced for cash balances. Included in the statement of operations under the caption "Custody and transfer agent credits" are expense offsets arising from credits on cash balances maintained on deposit.

Transfer agent fees also include the cost of services rendered by third parties to provide sub-transfer agency services.

CUSTODY

Prior to October 1, 2000, (October 14, 2000, for the Citizens Global Equity
Fund) State Street Bank and Trust Company served as custodian for the funds.

Effective October 1, 2000, (October 14, 2000, for the Citizens Global Equity
Fund), Fifth Third Bank acts as custodian for the funds. Included in the statement of operations under the caption "Custody and transfer agent credits" are expense offsets arising from credits on cash balances maintained on deposit.

TRUSTEE FEES

Certain officers and trustees of the Trust are "interested persons," as defined in the 1940 Act, of the Adviser. Currently, each Trustee who is not an "interested person" receives an annual retainer of $10,000 and $1,000 for each day's attendance at a Trustee meeting. In addition, certain Trustees who are not "interested persons" comprise the Nominating Committee, which identifies and recommends new Trustees for the Trust. As a member of the Nominating Committee, each Trustee receives $1,000 for each day's attendance at a meeting of the Nominating Committee and the Chair of the Nominating Committee also receives an annual retainer of $2,500.

FEE REDUCTIONS AND REIMBURSEMENTS

The Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses for certain classes of all funds as follows:

                                                                       EXPENSE
        CLASS                                                        LIMITATION
-------------------------------------------------------------------------------

CITIZENS CORE GROWTH FUND
        Standard                                                          1.34%
        Institutional                                                     0.68%
        Administrative                                                    0.94%

CITIZENS EMERGING GROWTH FUND
        Institutional                                                     1.30%
        Administrative                                                    1.55%

CITIZENS SMALL CAP CORE GROWTH FUND
        Standard                                                          1.34%

CITIZENS GLOBAL EQUITY FUND
        Standard                                                          2.05%
        Institutional                                                     1.39%
        Administrative                                                    1.68%

                                                                      EXPENSE
        CLASS                                                        LIMITATION
-------------------------------------------------------------------------------

CITIZENS INTERNATIONAL GROWTH FUND
        Standard                                                          1.85%

CITIZENS INCOME FUND
        Standard                                         1.40% of the first $100
                                                         million of assets and
                                                         1.25% thereafter
CITIZENS MONEY MARKET FUND
        Standard                                         1.50% of the first $40
                                                         million of assets and
                                                         1.00% thereafter

In addition, the Adviser voluntarily waived 0.10% of its fee for the Citizens Emerging Growth Fund when the fund's monthly average net assets exceeded $100 million.


INVESTMENT TRANSACTIONS

The following summarizes purchases and sales of investment securities, other than short-term investments, by fund for the year ended June 30, 2001:

        PURCHASES                                                         SALES
-------------------------------------------------------------------------------

CITIZENS CORE GROWTH FUND
        $ 325,804,085                                             $ 379,914,313

CITIZENS EMERGING GROWTH FUND
          589,888,234                                               486,953,443

CITIZENS SMALL CAP CORE GROWTH FUND
           24,857,355                                                16,205,594

CITIZENS GLOBAL EQUITY FUND
          483,256,924                                               452,413,446

CITIZENS INTERNATIONAL GROWTH FUND
            1,901,057                                                   317,523

CITIZENS INCOME FUND
           46,937,771                                                36,277,314


FEDERAL INCOME TAX INFORMATION

For federal income tax purposes, the following funds had capital loss carryforwards as of June 30, 2001, which are available to offset future realized gains, if any:

        AMOUNT                                                          EXPIRES
-------------------------------------------------------------------------------

CITIZENS EMERGING GROWTH FUND
         $  8,861,923                                                      2009

        AMOUNT                                                          EXPIRES
-------------------------------------------------------------------------------

CITIZENS INCOME FUND

         $    339,912                                                      2009

CITIZENS MONEY MARKET FUND

                9,083                                                      2009


OTHER FEDERAL TAX INFORMATION
(UNAUDITED)

For the taxable year ended June 30, 2001, the following percentages of income dividends paid by the funds qualify for the dividends received deduction available to corporations:

                                                                      QUALIFIED
                                                                       DIVIDEND
                                                                       INCOME
-------------------------------------------------------------------------------

CITIZENS INCOME FUND                                                      1.90%

During the year ended June 30, 2001, the funds declared long-term realized gain distributions in the following amounts:

                                                                        20%
FUND                                                              CAPITAL GAINS
-------------------------------------------------------------------------------
CITIZENS CORE GROWTH FUND                                          $ 36,515,127

CITIZENS EMERGING

GROWTH FUND                                                           8,984,289

CITIZENS GLOBAL EQUITY FUND                                          20,026,517

CITIZENS INCOME FUND                                                     19,572

Capital losses and currency losses incurred after October 31, within the funds' fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The funds have incurred and will elect to defer the following realized losses:

FUND                                                                     AMOUNT
-------------------------------------------------------------------------------

CITIZENS CORE GROWTH FUND                                          $ 42,982,177

CITIZENS EMERGING
GROWTH FUND                                                         105,413,654

CITIZENS SMALL CAP
CORE GROWTH FUND                                                      1,599,574

CITIZENS GLOBAL EQUITY FUND                                          57,478,553

CITIZENS INTERNATIONAL
GROWTH FUND                                                             109,934

CITIZENS INCOME FUND                                                    908,442

CAPITAL SHARES

At June 30, 2001, there were an unlimited amount of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the funds are as follows:


                                                        CITIZENS                                          CITIZENS
                                                    CORE GROWTH FUND                                EMERGING GROWTH FUND
                                        ======================================            ========================================
                                        FOR THE YEAR ENDED  FOR THE YEAR ENDED            FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                             06/30/01             06/30/00                       06/30/01              06/30/00
==================================================================================================================================
CAPITAL TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Proceeds from shares issued           $80,342,163               $184,964,753            $194,694,798                $200,565,427
  Dividends reinvested                   26,784,064                 33,953,539              80,827,110                  29,801,969
  Cost of shares redeemed              (110,065,557)              (139,478,663)           (123,004,883)                (75,026,419)
                                        ------------------------------------------------------------------------------------------
Total                                    (2,939,330)                79,439,629             152,517,025                 155,340,977
                                        ------------------------------------------------------------------------------------------
Institutional Shares(1)
  Proceeds from shares issued            69,197,244                106,069,689              19,973,104                  12,987,040
  Dividends reinvested                    8,934,541                  8,194,488               1,470,740                       2,065
  Cost of shares redeemed               (73,194,017)               (40,636,038)             (3,183,812)                   (255,000)
                                        ------------------------------------------------------------------------------------------
Total                                     4,937,768                 73,628,139              18,260,032                  12,734,105
                                        ------------------------------------------------------------------------------------------
Administrative Shares(2)
  Proceeds from shares issued             2,484,203                     23,203              13,034,591                       8,073
  Dividends reinvested                       13,867                         --                 288,057                          --
  Cost of shares redeemed                  (446,339)                    (2,816)             (1,366,450)                       (945)
                                        ------------------------------------------------------------------------------------------
Total                                     2,051,731                     20,387              11,956,198                       7,128
                                        ------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS                     $4,050,169               $153,088,155            $182,733,255                $168,082,210
                                        ===========================================================================================

SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Issued                                  2,984,345                  5,866,041               7,812,227                   6,738,377
  Reinvested                              1,124,438                  1,069,740               4,317,687                   1,203,141
  Redeemed                               (4,193,703)                (4,427,598)             (5,706,805)                 (2,648,899)
                                        ------------------------------------------------------------------------------------------
Net change                                  (84,920)                 2,508,183               6,423,109                   5,292,619
                                        ------------------------------------------------------------------------------------------
Institutional Shares(1)
  Issued                                  3,112,763                  4,111,519                 842,712                     492,655
  Reinvested                                463,891                    317,739                  77,941                          83
  Redeemed                               (3,469,747)                (1,576,426)               (172,178)                     (8,287)
                                        ------------------------------------------------------------------------------------------
Net change                                  106,907                  2,852,832                 748,475                     484,451
                                        -------------------------------------------------------------------------------------------
Administrative Shares(2)
  Issued                                    105,701                        717                 658,676                         257
  Reinvested                                    580                         --                  15,314                          --
  Redeemed                                  (18,728)                       (87)                (75,948)                        (29)
                                        ------------------------------------------------------------------------------------------
Net change                                   87,553                        630                 598,042                         228
                                        ------------------------------------------------------------------------------------------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                          109,540                  5,361,645               7,769,626                   5,777,298
                                        ===========================================================================================


(1) The Citizens Emerging Growth Fund Institutional shares commenced operations on November 1, 1999.

(2) The Citizens Core Growth Fund and the Citizens Emerging Growth Fund Administrative shares commenced operations on February 4, 2000.


                                                       CITIZENS                                           CITIZENS
                                              SMALL CAP CORE GROWTH FUND                              GLOBAL EQUITY FUND
                                        ========================================          ========================================
                                        FOR THE YEAR ENDED      FROM 12/28/99(1)          FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                              06/30/01            TO 06/30/00                    06/30/01             06/30/00
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Proceeds from shares issued            $9,819,118                  $7,956,143           $375,727,602                $439,086,292
  Dividends reinvested                       21,004                          --             22,794,698                   5,856,971
  Cost of shares redeemed                (1,009,625)                   (184,849)          (368,618,733)               (226,171,875)
                                        -------------------------------------------------------------------------------------------
Total                                     8,830,497                   7,771,294             29,903,567                 218,771,388
                                        -------------------------------------------------------------------------------------------
Institutional Shares(2)
  Proceeds from shares issued                    --                          --             20,093,233                  12,425,026
  Dividends reinvested                           --                          --                766,899                          --
  Cost of shares redeemed                        --                          --            (10,748,327)                         --
                                        -------------------------------------------------------------------------------------------
Total                                            --                          --             10,111,805                  12,425,026
                                        -------------------------------------------------------------------------------------------
Administrative Shares(3)
  Proceeds from shares issued                    --                          --              2,636,637                       1,000
  Dividends reinvested                           --                          --                106,163                          --
  Cost of shares redeemed                        --                          --               (283,189)                         --
                                        -------------------------------------------------------------------------------------------
Total                                            --                          --              2,459,611                       1,000
                                        -------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS                     $8,830,497                  $7,771,294            $42,474,983                $231,197,414
                                        ===========================================================================================


SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Standard Shares

  Issued                                    987,958                     765,596             14,982,702                  14,670,563
  Reinvested                                  2,478                          --              1,034,712                     205,594
  Redeemed                                 (109,487)                    (17,759)           (14,953,031)                 (7,524,815)
                                        -------------------------------------------------------------------------------------------
Net change                                  880,949                     747,837              1,064,383                   7,351,342
                                        -------------------------------------------------------------------------------------------
Institutional Shares(2)
  Issued                                         --                          --                995,885                     416,978
  Reinvested                                     --                          --                 34,623                          --
  Redeemed                                       --                          --               (554,752)                         --
                                        -------------------------------------------------------------------------------------------
Net change                                       --                          --                475,756                     416,978
                                        -------------------------------------------------------------------------------------------
Administrative Shares(3)
  Issued                                         --                          --                102,373                          30
  Reinvested                                     --                          --                  4,806                          --
  Redeemed                                       --                          --                (12,086)                         --
                                        -------------------------------------------------------------------------------------------
Net change                                       --                          --                 95,093                          30
                                        -------------------------------------------------------------------------------------------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                          880,949                     747,837              1,635,232                   7,768,350
                                        ===========================================================================================


(1) Commencement of operations.
(2) The Citizens Global Equity Fund Institutional shares commenced operations on November 1, 1999.
(3) The Citizens Global Equity Fund Administrative shares commenced operations on February 4, 2000.

CAPITAL SHARES


                                                       CITIZENS                                          CITIZENS
                                              INTERNATIONAL GROWTH FUND                                INCOME FUND
                                            ===========================                   =========================================
                                                    From 12/20/00(1)                       FOR THE YEAR ENDED    FOR THE YEAR ENDED
                                                      to 06/30/01                              06/30/01               06/30/00
====================================================================================================================================
CAPITAL TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Proceeds from shares issued                          $1,856,746                                 $34,375,480         $34,988,109
  Dividends reinvested                                         --                                   3,602,960           3,275,368
  Cost of shares redeemed                                 (44,233)                                (28,559,184)         (37,411,589)
                                            ---------------------------------------------------------------------------------------
Total                                                   1,812,513                                   9,419,256              851,888
                                            ---------------------------------------------------------------------------------------
Institutional Shares
  Proceeds from shares issued                                  --                                          --                   --
  Dividends reinvested                                         --                                          --                   --
  Cost of shares redeemed                                      --                                          --                   --
                                            ---------------------------------------------------------------------------------------
Total                                                          --                                          --                   --
                                            ---------------------------------------------------------------------------------------

Administrative Shares
  Proceeds from shares issued                                  --                                          --                   --
  Dividends reinvested                                         --                                          --                   --
  Cost of shares redeemed                                      --                                          --                   --
                                            ---------------------------------------------------------------------------------------
Total                                                          --                                          --                   --
                                            ---------------------------------------------------------------------------------------
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS                                   $1,812,513                                  $9,419,256             $851,888
                                            =======================================================================================

SHARE TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Standard Shares
  Issued                                                  203,925                                   3,307,637            3,437,192
  Reinvested                                                   --                                     348,700              320,161
  Redeemed                                                 (4,791)                                 (2,752,037)          (3,676,412)
                                            ---------------------------------------------------------------------------------------
Net change                                                199,134                                     904,300               80,941
                                            ---------------------------------------------------------------------------------------
Institutional Shares
  Issued                                                       --                                          --                   --
  Reinvested                                                   --                                          --                   --
  Redeemed                                                     --                                          --                   --
                                            ---------------------------------------------------------------------------------------
Net change                                                     --                                          --                   --
                                            ---------------------------------------------------------------------------------------
Administrative Shares
  Issued                                                       --                                          --                   --
  Reinvested                                                   --                                          --                   --
  Redeemed                                                     --                                          --                   --
                                            ---------------------------------------------------------------------------------------
Net change                                                     --                                          --                   --
                                            ---------------------------------------------------------------------------------------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                                        199,134                                     904,300               80,941
                                            ======================================================================================+

(1) Commencement of operations.

                                                             CITIZENS
                                                        MONEY MARKET FUND
                                         =======================================
                                         FOR THE YEAR ENDED   FOR THE YEAR ENDED
                                               06/30/01             06/30/00
================================================================================
CAPITAL TRANSACTIONS
--------------------------------------------------------------------------------
Standard Shares
  Proceeds from shares issued                  $157,470,019        $178,368,131
  Dividends reinvested                            5,465,621           4,806,041
  Cost of shares redeemed                      (158,410,585)       (176,213,466)
                                         ---------------------------------------
Total                                             4,525,055           6,960,706
                                         ---------------------------------------
Institutional Shares
  Proceeds from shares issued                    17,033,778          11,541,512
  Dividends reinvested                            1,256,229           1,102,438
  Cost of shares redeemed                       (14,181,413)        (11,737,574)
                                         ---------------------------------------
Total                                             4,108,594             906,376
                                         ---------------------------------------
Administrative Shares
  Proceeds from shares issued                            --                  --
  Dividends reinvested                                   --                  --
  Cost of shares redeemed                                --                  --
                                         ---------------------------------------
Total                                                    --                  --
                                         ---------------------------------------
CHANGE IN NET ASSETS FROM
CAPITAL TRANSACTIONS                             $8,633,649          $7,867,082
                                         =======================================

SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Standard Shares
  Issued                                        157,423,456         178,368,131
  Reinvested                                      5,465,621           4,806,041
  Redeemed                                     (158,410,585)       (176,213,466)
                                         ---------------------------------------
Net change                                        4,478,492           6,960,706
                                         ---------------------------------------
Institutional Shares
  Issued                                         17,023,142          11,541,512
  Reinvested                                      1,256,229           1,102,438
  Redeemed                                      (14,181,413)        (11,737,574)
                                         ---------------------------------------
Net change                                        4,097,958             906,376
                                         ---------------------------------------
Administrative Shares
  Issued                                                 --                  --
  Reinvested                                             --                  --
  Redeemed                                               --                  --
                                         ---------------------------------------
Net change                                               --                  --
                                         ---------------------------------------
CHANGE IN SHARES FROM
SHARE TRANSACTIONS                                8,576,450           7,867,082
                                         =======================================

VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)

At a special meeting of the shareholders of Citizens Funds, held on May 21, 2001, the following actions were taken. As of the May 21st shareholder meeting, certain proposals for certain funds were adjourned until July 3, 2001, at which time all remaining proposals for all funds were approved by shareholders.


1 ELECTION OF TRUSTEES

                                       NUMBER OF            NUMBER OF
BOARD OF TRUSTEE                       VOTES FOR          VOTES WITHHELD             ABSTAIN
--------------------------------------------------------------------------------------------------
Pablo S. Eisenberg                   116,702,508            6,690,733               109,890
Martha S. Pope                       115,996,570            7,396,673               109,890
John L. Shields                      115,780,536            7,612,705               109,890
Judy Belk                            115,867,503            7,525,738               109,890
Walter D. Bristol, Jr.               115,717,401            7,675,839               109,890
Jeannie H. Diefenderfer              115,108,151            8,285,089               109,890

Sophia Collier, Mitchell A. Johnson and Azie Taylor Morton continue to serve as Trustees to the funds.

2 AUTHORIZATION OF TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF
  TRUST

                                                                                        BROKER
                                          FOR           AGAINST         ABSTAIN        NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,257,332        1,776,625       523,468        1,993,630
Citizens Emerging Growth Fund          6,504,754          678,597       392,140        3,032,302
Citizens Small Cap Core Growth Fund      834,595           44,256         7,874           70,224
Citizens Global Equity Fund            4,182,751          310,133       274,373        2,598,885
Citizens International Growth Fund        69,887              461           601            5,599
Citizens Income Fund                   2,724,012          285,409       159,542          637,660
Citizens Money Market Fund            73,797,637        6,824,141     4,516,243              -0-

3 AMENDED AND RESTATED MANAGEMENT AGREEMENT

                                                                                        BROKER
                                          FOR           AGAINST         ABSTAIN        NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,201,273        1,814,100      542,052         1,993,630
Citizens Emerging Growth Fund          6,489,398          669,404      416,689         3,032,302
Citizens Small Cap Core Growth Fund      829,657           48,486        8,582            70,224
Citizens Global Equity Fund            4,015,778          353,712      397,766         2,598,885
Citizens Income Fund                   2,719,314          281,749      167,899           637,660
Citizens Money Market Fund            61,998,667       18,482,956    4,656,399               -0-

4 AMENDED AND RESTATED DISTRIBUTION PLAN

                                                                                         BROKER
STANDARD SHARES                           FOR          AGAINST        ABSTAIN           NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund              7,026,668        681,006        417,939         1,800,745
Citizens Emerging Growth Fund          5,407,009        615,142        423,374         2,995,020
Citizens Small Cap Core Growth Fund      837,763         41,060          7,903            70,224
Citizens Global Equity Fund            3,864,744        317,288        402,981         2,553,207
Citizens Income Fund                   2,736,364        242,233        190,365           637,660
Citizens Money Market Fund            52,284,879      7,432,712      3,972,009               -0-

                                                                                         BROKER
ADMINISTRATIVE SHARES                     FOR           AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund                     33            -0-            -0-               -0-
Citizens Emerging Growth Fund            260,745            -0-            -0-               -0-
Citizens Global Equity Fund                   32            -0-            -0-               -0-

5A REMOVAL OF FUNDAMENTAL RESTRICTION ON CHANGING INVESTMENT OBJECTIVE
WITHOUT SHAREHOLDERS APPROVAL

                                                                                         BROKER
                                          FOR           AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,086,479      1,942,567        528,378         1,993,630
Citizens Emerging Growth Fund          6,319,014        806,161        450,317         3,032,302
Citizens Small Cap Core Growth Fund      827,304         47,144         12,278            70,224
Citizens Global Equity Fund            3,935,909        526,945        304,403         2,598,885
Citizens Income Fund                   2,737,889        270,813        160,259           637,660
Citizens Money Market Fund            61,170,875     20,363,610      3,603,536               -0-

5B CHANGE IN FUNDAMENTAL RESTRICTION ON LENDING

                                                                                         BROKER
                                          FOR           AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,230,436      1,813,198        513,791         1,993,630
Citizens Emerging Growth Fund          6,434,616        688,540        452,336         3,032,302
Citizens Small Cap Core Growth Fund      832,390         42,058         12,278            70,224
Citizens Global Equity Fund            3,950,303        499,669        317,284         2,598,885
Citizens Income Fund                   2,773,755        234,947        160,259           637,660
Citizens Money Market Fund            61,305,112     20,318,988      3,513,922               -0-


5C CHANGE IN FUNDAMENTAL RESTRICTION ON ISSUING SENIOR SECURITIES

                                                                                        BROKER
                                          FOR          AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,261,742      1,781,098        514,585         1,993,630
Citizens Emerging Growth Fund          6,454,639        688,517        452,336         3,032,302
Citizens Small Cap Core Growth Fund      839,127         35,320         12,278            70,244
Citizens Global Equity Fund            3,977,244        470,673        319,339         2,598,885
Citizens Income Fund                   2,780,121        228,582        160,259           637,660
Citizens Money Market Fund            62,434,930     19,088,741      3,614,350               -0-

5D CHANGE IN FUNDAMENTAL RESTRICTION ON BORROWING

                                                                                        BROKER
                                          FOR          AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,235,391      1,808,243        513,791         1,993,630
Citizens Emerging Growth Fund          6,435,963        686,175        453,354         3,032,302
Citizens Small Cap Core Growth Fund      832,720         41,728         12,278            70,224
Citizens Global Equity Fund            3,941,753        506,165        319,338         2,598,885
Citizens Income Fund                   2,777,216        231,487        160,259           637,660
Citizens Money Market Fund            61,516,585     20,017,900      3,603,536              -0-

5E REMOVAL OF FUNDAMENTAL RESTRICTION ON INVESTING IN SINGLE ISSUERS

                                                                                        BROKER
                                          FOR          AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,246,133      1,797,164        514,127         1,993,630
Citizens Emerging Growth Fund          6,428,310        694,670        452,511         3,032,302
Citizens Small Cap Core Growth Fund      838,676         37,259         10,790            70,224
Citizens Global Equity Fund            3,961,620        486,624        319,013         2,598,885
Citizens Income Fund                   2,771,747        236,956        160,259           637,660
Citizens Money Market Fund            61,958,974     19,575,511      3,603,536               -0-

5F CHANGE IN FUNDAMENTAL RESTRICTION ON UNDERWRITING SECURITIES

                                                                                        BROKER
                                          FOR          AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,278,265      1,764,610        514,551         1,993,630
Citizens Emerging Growth Fund          6,461,057        660,869        453,566         3,032,302
Citizens Small Cap Core Growth Fund      837,832         36,616         12,278            70,224
Citizens Global Equity Fund            3,984,836        465,137        317,284         2,598,885
Citizens Income Fund                   2,778,252        230,449        160,260           637,660
Citizens Money Market Fund            62,372,520     19,161,966      3,603,536               -0-


5G CHANGE IN FUNDAMENTAL RESTRICTION ON CONCENTRATION

                                                                                        BROKER
                                          FOR          AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,222,471      1,820,816        514,137         1,993,630
Citizens Emerging Growth Fund          6,415,298        707,682        452,511         3,032,302
Citizens Small Cap Core Growth Fund      835,584         38,863         12,278            70,224
Citizens Global Equity Fund            3,961,298        486,619        319,339         2,598,885
Citizens Income Fund                   2,773,193        235,509        160,259           637,660
Citizens Money Market Fund            61,766,901     19,767,585      3,603,536               -0-

5H CHANGE IN FUNDAMENTAL RESTRICTION ON REAL ESTATE, OIL, GAS AND MINERAL INTERESTS

                                                                                        BROKER
                                          FOR          AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,249,203      1,802,447        505,774         1,993,630
Citizens Emerging Growth Fund          6,398,463        723,675        453,354         3,032,302
Citizens Small Cap Core Growth Fund      839,326         36,610         10,790            70,224
Citizens Global Equity Fund            3,961,237        487,008        319,012         2,598,885
Citizens Income Fund                   2,758,926        249,775        160,260           637,660
Citizens Money Market Fund            61,492,734     20,041,751      3,603,536               -0-

5I CHANGE IN FUNDAMENTAL RESTRICTION ON ILLIQUID SECURITIES

                                                                                        BROKER
                                          FOR          AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,249,598      1,791,477        516,350         1,993,630
Citizens Emerging Growth Fund          6,440,068        683,087        452,336         3,032,302
Citizens Small Cap Core Growth Fund      836,730         37,717         12,278            70,224
Citizens Global Equity Fund            3,951,082        496,835        319,338         2,598,885
Citizens Income Fund                   2,781,025        227,677        160,259           637,660
Citizens Money Market Fund            62,224,281     19,310,204      3,603,536               -0-

5J REMOVAL OF FUNDAMENTAL RESTRICTION ON LENDING SECURITIES

                                                                                        BROKER
                                          FOR          AGAINST        ABSTAIN          NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,283,473      1,761,377        512,575         1,993,630
Citizens Emerging Growth Fund          6,457,183        664,954        453,354         3,032,302
Citizens Small Cap Core Growth Fund      835,829         38,619         12,278            70,224
Citizens Global Equity Fund            3,973,583        474,334        319,339         2,598,885
Citizens Income Fund                   2,776,566        232,136        160,259           637,660
Citizens Money Market Fund            62,508,264     19,026,221      3,603,536               -0-


5K REMOVAL OF FUNDAMENTAL RESTRICTION ON CONTROL AND MANAGEMENT OF OTHER COMPANIES

                                                                                         BROKER
                                          FOR          AGAINST        ABSTAIN           NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,263,628      1,778,576        515,222         1,993,630
Citizens Emerging Growth Fund          6,463,995        659,291        452,205         3,032,302
Citizens Small Cap Core Growth Fund      836,647         37,801         12,278            70,224
Citizens Global Equity Fund            3,973,197        474,721        319,338         2,598,885
Citizens Income Fund                   2,771,064        237,537        160,361           637,660
Citizens Money Market Fund            62,439,727     19,094,758      3,603,536              -0-

5L REMOVAL OF FUNDAMENTAL RESTRICTION ON BUYING OR HOLDING SECURITIES OWNED BY
   TRUSTEES, DIRECTORS OR OFFICERS OF THE FUNDS.

                                                                                         BROKER
                                          FOR          AGAINST        ABSTAIN           NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,193,131      1,854,899        509,395         1,993,630
Citizens Emerging Growth Fund          6,404,400        717,553        453,539         3,032,302
Citizens Small Cap Core Growth Fund      831,546         42,901         12,278            70,224
Citizens Global Equity Fund            3,934,800        513,118        319,338         2,598,885
Citizens Income Fund                   2,742,943        265,658        160,361           637,660
Citizens Money Market Fund            61,769,485     19,765,000      3,603,536               -0-

5M REMOVAL OF FUNDAMENTAL RESTRICTION ON TRADING ACCOUNT IN SECURITIES

                                                                                         BROKER
                                          FOR          AGAINST        ABSTAIN           NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,330,802      1,711,863        514,760         1,993,630
Citizens Emerging Growth Fund          6,487,943        636,082        451,466         3,032,302
Citizens Small Cap Core Growth Fund      837,301         37,146         12,278            70,224
Citizens Global Equity Fund            3,976,557        471,360        319,339         2,598,885
Citizens Income Fund                   2,786,239        222,463        160,259           637,660
Citizens Money Market Fund            62,817,868     18,716,617      3,603,536               -0-

5N REMOVAL OF FUNDAMENTAL RESTRICTION ON INVESTING IN COMPANIES IN OPERATION
   LESS THAN 3 YEARS

                                                                                         BROKER
                                          FOR          AGAINST        ABSTAIN           NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             11,272,646      1,767,789        516,990         1,993,630
Citizens Global Equity Fund            3,953,691        493,009        320,557         2,598,885
Citizens Income Fund                   2,769,322        239,381        160,259           637,660
Citizens Money Market Fund            62,777,160     18,757,326      3,603,536               -0-


5O REMOVAL OF FUNDAMENTAL RESTRICTION ON MONEY MARKET SECURITIES

                                                                                         BROKER
                                          FOR          AGAINST        ABSTAIN           NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Money Market Fund            62,086,742     19,447,743      3,603,536               -0-

6 AUTHORIZING TRUSTEES TO SELECT AND CHANGE INVESTMENT SUBADVISERS AND ENTER
  INTO SUBADVISORY AGREEMENTS WITHOUT SHAREHOLDER APPROVAL

                                                                                         BROKER
                                          FOR          AGAINST        ABSTAIN           NON-VOTE
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             12,457,298        680,830        419,297         1,993,630
Citizens Emerging Growth Fund          6,684,557        543,923        347,011         3,032,302
Citizens Small Cap Core Growth Fund      838,698         34,100         13,928            70,224
Citizens Global Equity Fund            4,037,523        507,386        222,348         2,598,885
Citizens International Growth Fund        70,236            633             80             5,599
Citizens Income Fund                   2,801,323        246,619        121,020           637,660
Citizens Money Market Fund            63,658,581     17,658,607      3,820,834               -0-

7 SELECTION OF INDEPENDENT ACCOUNTANTS


                                          FOR          AGAINST        ABSTAIN
--------------------------------------------------------------------------------------------------
Citizens Core Growth Fund             14,970,014        175,710         405,331
Citizens Emerging Growth Fund         10,145,545        167,626         294,622
Citizens Small Cap Core Growth Fund      940,775          4,714          11,460
Citizens Global Equity Fund            7,087,458         97,637         181,046
Citizens International Growth Fund        75,835            112             601
Citizens Income Fund                   3,620,459         74,008         112,154
Citizens Money Market Fund            78,367,252      1,855,465       4,915,304

Report of Independent Accountants

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF CITIZENS FUNDS:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio holdings, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Small Cap Core Growth Fund, Citizens Global Equity Fund, Citizens International Growth Fund, Citizens Income Fund, and Citizens Money Market Fund (seven funds constituting Citizens Funds, hereafter referred to as the "Funds") at June 30, 2001, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2001, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Citizens Core Growth Fund, Citizens Emerging Growth Fund, Citizens Global Equity Fund, Citizens Income Fund, and Citizens Money Market Fund for the period ended June 30, 1997, were audited by other auditors, whose report dated July 25, 1997, expressed an unqualified opinion on those financial highlights.

PRICEWATERHOUSECOOPERS LLP

COLUMBUS, OHIO
AUGUST 22, 2001

                                                                           NOTES

 NOTES

At Citizens Funds, we want our investors to know how much we value their business. That's why we offer a comprehensive range of services that includes everything from attentive telephone representatives to an informative web site.


A FULL RANGE OF NO-LOAD
MUTUAL FUNDS*
Citizens Core Growth Fund(sm)
Citizens Emerging Growth Fund(sm)
Citizens Small Cap Core Growth Fund(sm)
Citizens Global Equity Fund(R)
Citizens International Growth Fund(sm)
Citizens Income Fund(R)
Citizens Money Market Fund(sm)


FREE EXCHANGES BETWEEN
CITIZENS FUNDS
You can move your money easily and without penalty from any one of our funds to another.


INDIVIDUAL RETIREMENT PLANS (IRA)
We offer investors the opportunity to invest in a variety of IRAs, including Traditional, Roth and Rollover. Citizens Funds are also available for 401(k), 403(b), SEP and SIMPLE retirement plans.

AUTOMATIC INVESTMENT PLAN
Invest automatically on a monthly or quarterly basis with payroll deduction or electronic transfer from your bank.

UNPARALLELED CUSTOMER SERVICE
Our representatives are well-trained professionals whose goal is to satisfy most requests during the first phone call.

Representatives are available from 9 a.m. to 8 p.m. (ET) Monday -- Friday at
(800) 223-7010.

WWW.CITIZENSFUNDS.COM
Our web site offers daily fund prices and performance, fund and manager profiles, fund prospectuses and applications, shareholder activism updates, online account access and transactions and much more.

INTELLIGENT COMMUNICATIONS
Citizens Funds pioneered the plain English prospectus well before it became the standard for the rest of the mutual fund industry. We try to bring that same spirit of innovation, plain-speak and respect for our shareholders to all our communications, including:

o  Quarterly statements (monthly for money market shareholders)

o  Shareholder newsletters



* Although Citizens Funds are no-load, certain fees and expenses do apply to a continued investment in the Funds and are described in the prospectus.

Investments in the Citizens Emerging Growth Fund and Citizens Small Cap Core Growth Fund involve unique risks, as small- and medium-sized companies may have inexperienced management, a limited product line, a difficult time obtaining financing or market share, and their shares may be more volatile and not traded as frequently or in as large a volume as larger companies.

Investments in the Citizens Global Equity Fund and International Growth Fund involve risks of investing in foreign markets, including political instability and currency risks, excessive taxation, different financial and auditing standards, increased market volatility and other factors.

Investments in the Citizens Money Market Fund are not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

TRUSTEES:
Sophia Collier
Judy Belk
Walter D. Bristol, Jr.
Jeannie H. Diefenderfer
Pablo Eisenberg
Mitchell A. Johnson
Azie Taylor Morton
Martha Pope
John L. Shields

DISTRIBUTOR:
Citizens Securities, Inc.
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

MANAGER:
Citizens Advisers, Inc.
230 Commerce Way
Portsmouth, NH 03801
(800) 223-7010
(603) 436-5152

CUSTODIAN:
Fifth Third Bank
Cincinnati, OH 45263

TRANSFER AND
ACCOUNTING AGENT:
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

LEGAL COUNSEL:
Bingham Dana LLP
Boston, MA 02110

INDEPENDENT AUDITORS:
PricewaterhouseCoopers LLP
Columbus, OH 43215



                          [LOGO] CITIZENS
                                 FUNDS(R)

 Citizens Funds are available through such popular mutual fund supermarkets as
      Charles Schwab's Mutual Fund OneSource(R) and Fidelity Investments'
                                FundsNetwork(R).

            Citizens Funds(R) and Citizens Index(SM) are trademarks of
                            Citizens Advisers, Inc.


              This report is intended for shareholders of Citizens Funds and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus.

        [recycle logo] Printed on recycled paper with soy-based inks.    AR 6/01